UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10197

Nuveen California Dividend Advantage Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2015

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

NKX
Nuveen California AMT-Free Municipal Income Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Report of Independent Registered Public Accounting Firm	21

Portfolios of Investments	22

Statement of Assets and Liabilities	78

Statement of Operations	80

Statement of Changes in Net Assets	82

Statement of Cash Flows	84

Financial Highlights	86

Notes to Financial Statements	94

Additional Fund Information	111

Glossary of Terms Used in this Report	112

Reinvest Automatically, Easily and Conveniently	114

Board Members & Officers	115

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
April 22, 2015

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX, NAC, NVX and NZH since 2003 and NCB since its inception in 2009.

FUND REORGANIZATIONS

Effective before the opening of business on June 9, 2014, certain California Funds (the Target Funds) were reorganized into larger California Funds included in this report (the Acquiring Funds) as follows:

The approved reorganizations are as follows:

Target Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Premium Income Municipal Fund (NCU)	Nuveen California AMT-Free Municipal Income Fund (NKX)

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. As the reporting period drew to a close, expectations were that the Fed would drop the word patient from its March post-meeting statement, in an effort to telegraph that a rate hike was likely in June. The March statement (issued after the close of this reporting period) did indeed remove the word patient but also highlighted the Fed’s less optimistic view of the economy’s overall health as well as downgraded its inflation projections.

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.2% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending and a decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) fell 0.1% year-over-year as of January 2015 (most recent data available at the time this report was prepared), the first negative twelve-month change since October 2009. The core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of February 28, 2015, the national unemployment rate was 5.5%, the lowest level since May 2008 and the level considered “full employment” by some Fed officials, down from the 6.7% reported in February 2014. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.6% for the twelve months ended January 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued. More municipal bonds left the market than were added in 2014, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

6	Nuveen Investments

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as the new year began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. A change in the supply-demand balance also hampered the municipal bond sector. Issuance was unusually strong in the first two months of 2015, up 72.5% compared to the same two-month period in 2014. Over the twelve months ended February 28, 2015, municipal bond issuance nationwide totaled $358.8 billion, an increase of 13% from the issuance for the twelve-month period ended February 28, 2014. Finally, divergence in economic growth and foreign central bank policies have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

How were the economic and market environments in California during the twelve-month reporting period ended February 28, 2015?

California’s economy is the largest in the United States and ranks 8th in the world according to the International Monetary Fund and continues to strengthen with employment growth driven by high technology, international trade and tourism but also supplemented by better residential construction and real estate conditions. The state’s labor force participation rate saw a large rebound reducing the risk to recovery. As of February 2015, California’s preliminary unemployment rate was 6.7%, down from 8% as of February 2014. According to the S&P/Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 5.1%, 5.7% and 7.9%, respectively, over the twelve months ended January 2015 (most recent data available at the time this report was prepared) compared with an average increase of 4.6% nationally. California entered its fourth straight year of drought conditions resulting in the Governor issuing mandatory water cuts. In looking at the impact of the drought more broadly, the non-partisan Legislative Analyst Office says the drought is not likely to have a significant effect on California’s economy or state government revenues in the short term. Agriculture is exempt from the mandate though farms consume 80% of California’s water but only generate 2% of the state’s economic activity. The most significant economic risk would be a slowdown in California’s home building industry, which is a major part of the state’s economy. On the fiscal front, the Fiscal 2014 general fund budget totaled $97.1 billion and did not require major expenditure cuts and revenue raising. Fiscal Year 2015 is projected to transfer excess revenue to the rainy day fund for the first time since Fiscal Year 2008. The enacted Fiscal 2015 budget continues to pay down budgetary deferrals; implements a funding plan for California State Teachers Retirement System (teachers’ pension system); transfers funds to the rainy day fund; and provides funds for deferred maintenance and infrastructure projects. Strong revenue growth due to a recovering economy and the passage of Proposition 30 (increases state sales and personal income taxes temporarily) have aided in the State’s fiscal recovery. For Fiscal 2015-2016, the proposed General Fund Governor’s Budget totals $113.3 billion (up 1.4% over the forecast in the 2014 Budget Act). The proposed budget is expected to be again balanced, add to reserves, continue to pay down the “Wall of Debt” (education funding deferrals and budgetary obligations) and proposes to address the state’s retiree health liabilities over the next few decades. In November 2014, S&P upgraded its rating on California general obligation (GO) debt to A+ from A and revised the outlook to stable from positive. Moody’s upgraded the State GO to Aa3 with stable outlook from A1 in June 2014. During the twelve months ended February 28, 2015, municipal issuance in California totaled $48.7 billion, an increase of 6.8% for the twelve months ended February 28, 2014. For this reporting period, California was the largest state issuer in the nation, representing approximately 13.9% of total issuance nationwide.

What key strategies were used to manage these California Funds during the twelve-month reporting period ended February 28, 2015?

A backdrop of supportive technical and fundamental factors helped the municipal market rally for most of the reporting period. For the reporting period as a whole, municipal bond prices generally rose, while interest rates declined. California municipal paper as a whole outperformed the national market, due in part to increased demand triggered by recent changes in the state tax code as well as improving economic conditions in the state. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

We continued to find opportunities to purchase bonds in both the primary and secondary markets that helped us keep the Funds fully invested. As the municipal market improved over the course of the reporting period, we increasingly positioned our portfolios more defensively by focusing on higher grade bonds that offered good liquidity and that were positioned in the longer intermediate part of the yield curve, (i.e. 18 to 22 years, rather than 25 to 30 years). At the same time, we became more selective within the lower credit quality segments of the market, as yield spreads on lower rated bonds began to tighten. One exception to our longer duration focus was our trading in tobacco bonds, which moved toward the shorter end of the yield curve during the reporting period.

Overall, our emphasis in purchase activity was on relative value and credit quality, rather than sector. That is, when considering the purchase of a lower rated bond or a slightly less liquid issue, we looked carefully at the compensation offered by the bond in question relative to its credit quality and to other opportunities available in the market. During this reporting period, our purchases of high grade, liquid bonds included California general obligation (GO) bonds as well as California State Public Works credits, which were upgraded during the reporting period. As spreads on these bonds tightened following the upgrade, we shifted our focus to other bonds in the high-grade end of the spectrum. In the second half of the reporting period, notable additions included school district GOs, community college GOs, local sales tax bonds, health care credits, and water and electric utilities credits, all of which were from the higher rated segments of the market.

In June 2014, Moody’s upgraded its credit rating on California GO debt to Aa3 from A1, the highest level since 2001, citing California’s rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios and robust employment growth. S&P had revised its outlook for the state to positive from stable, while affirming an A rating. Fitch continued to rate the state at A with a stable outlook. Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- rated from A rated, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA- as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA- rated credit quality category (and a corresponding decrease in the A-rated category), improving the overall credit quality of the Funds. During this reporting period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. The decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an increase in this activity during the reporting period, as bond issuers sought to lower costs through refinancings. This provided ample cash for purchases and drove most of our trading activity for the reporting period.

As of February 28, 2015, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended February 28, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and/or since inception periods ended February 28, 2015. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the twelve months ended February 28, 2015, the total returns at common share NAV for all six of these Funds exceeded the return for the S&P Municipal Bond California Index as well as that for the national S&P Municipal Bond Index. For this same period, NKX, NAC, NVX and NZH outperformed the average return for the Lipper California Municipal Debt Funds Classification Average, while NCA and NCB trailed this Lipper California average.

8	Nuveen Investments

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning and credit exposure. Sector allocation had a relatively negligible impact on returns. In addition, the use of leverage was an important factor in performance. Among the primary reasons that the returns of NCA and NCB lagged those of the other Funds for this reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were positive for their performance. Consistent with our long-term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that performed best and underweighted in the underperforming shorter end of the curve.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. The B-rated category was an outlier from the overall trend, however, as the predominance of Puerto Rico bonds in this segment contributed to weaker performance. Improving credit fundamentals also supported investor demand for lower rated bonds in California. In addition to the upgrade in state GOs (described earlier in the key strategies section), evidence of a turnaround in other sectors further contributed to the stronger relative performance of the lower rated segments. For example, health care bonds benefited from an increase in health care utilization, driven by the improving jobs market. Improvements in the assessed value of California real estate along with an easing of uncertainty about the state’s tax allocation sector boosted trading volumes for real estate-related bonds, notably special tax districts, community facilities districts and incremental tax districts. In general, the Funds tended to have overweights in the lower quality categories and underweights in the AAA-rated and AA-rated categories, which helped their performance.

An Update Involving Puerto Rico

We also continue to monitor ongoing economic developments in Puerto Rico for any impact on the Funds’ holdings and performance. Shareholders should note that NCB had no exposure to Puerto Rico bonds during this reporting period. NVX had less than 2% and the other four Funds had allocations of less than 1% at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015, a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.36% of assets under management as of February 28, 2015. As of February 28, 2015, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured (which we believe adds value), pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period. For NCA, the impact was minimal due to the low level of leverage used in the Fund.

As of February 28, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Effective Leverage*	1.65%	9.43%	34.43%	35.66%	31.64%	37.68%
Regulatory Leverage*	0.00%	0.00%	30.10%	28.99%	29.57%	31.07%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2015, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

	iMTP Shares		VRDP Shares
		Shares			Shares
		Issued at			Issued at
	Series	Liquidation Value	Series		Liquidation Value	Total
NKX	2018	$36,000,000	2		$35,500,000
			3		$42,700,000
			4		$109,000,000
			5		$104,400,000
		$36,000,000			$291,600,000	$327,600,000
NAC	—	—	1		$136,200,000
			2	*	$91,000,000
			3	*	$49,800,000
			4	*	$105,600,000
			5	*	$158,900,000
			6	*	$158,100,000
					$699,600,000	$699,600,000
NVX	—	—	1		$98,000,000	$98,000,000
NZH	—	—	1		$160,000,000	$160,000,000

*  VRDP Shares issued in connection with the reorganization.

During the current reporting period, NKX issued MuniFund Term Preferred (MTP) Shares in connection with its reorganization. These MTP Shares were refinanced with the issuance of iMTP Shares prior to the end of the reporting period. Refer to Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies for further details on iMTP, MTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	11

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NCA	NCB	NKX	NAC	NVX	NZH
March 2014	$0.0390	$0.0650	$0.0700	$0.0740	$0.0750	$0.0670
April	0.0390	0.0650	0.0700	0.0740	0.0750	0.0670
May	0.0390	0.0650	0.0700	0.0740	0.0750	0.0670
June*	0.0390	0.0650	0.1400	0.1480	0.0700	0.0670
July	0.0390	0.0650	0.0000	0.0000	0.0700	0.0670
August	0.0390	0.0650	0.0700	0.0800	0.0700	0.0670
September	0.0390	0.0650	0.0700	0.0800	0.0700	0.0670
October	0.0390	0.0650	0.0700	0.0800	0.0700	0.0670
November	0.0390	0.0650	0.0700	0.0800	0.0700	0.0670
December	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
January	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
February 2015	0.0390	0.0650	0.0720	0.0800	0.0700	0.0670
Long-Term Capital Gain**	$—	$0.1119	$—	$—	$—	$—
Ordinary Income Distribution**	$—	$0.0057	$—	$—	$—	$—
Market Yield***	4.40%	4.68%	5.89%	6.26%	5.76%	5.90%
Taxable-Equivalent Yield***	6.74%	7.17%	9.02%	9.59%	8.82%	9.04%

*
In connection with NKX’s reorganization, the Fund declared a dividend of $0.0700 per common share with an ex-dividend date of June 4, 2014, payable on July 1, 2014 and a dividend of $0.0700 per common share with an ex-dividend date of June 4, 2014, payable on August 1, 2014. In connection with NAC’s reorganization, the Fund declared a dividend of $0.0740 per common share with an ex-dividend date of June 4, 2014, payable on July 1, 2014, a dividend of $0.0686 per common share with an ex-dividend date of June 4, 2014, payable on August 1, 2014 and a dividend of $0.0054 per common share with an ex-dividend date of June 17, 2014, payable on August 1, 2014.

**	Distribution paid in December 2014.

***
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of February 28, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital

12	Nuveen Investments

gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of February 28, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common Shares Cumulatively Repurchased and Retired	0	0	0	0	50,700	12,900
Common Shares Authorized for Repurchase	2,530,000	330,000	4,770,000	10,740,000	1,475,000	2,415,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the following Funds were authorized to issue additional common shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares.

	NCA	NKX	NAC
Additional Common Shares Authorized	2,500,000	4,100,000	2,300,000

During the current reporting period, NCA sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NCA
Common Shares Sold through Equity Shelf Program	124,572
Weighted Average Premium to NAV per Common Share Sold	1.22%

As June 30, 2014, NCA’s, NKX’s and NAC’s shelf offering registration statements were no longer current. Therefore, each Fund may not issue additional common shares under its equity shelf programs until a post-effective amendment to the Fund’s registration statement is filed with the Securities and Exchange Commission (the “SEC”). On October 3, 2014, a post-effective amendment to NCA’s registration statement was filed with the SEC and therefore, NCA may issue additional common shares under its equity shelf program.

OTHER COMMON SHARE INFORMATION

As of February 28, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common Share NAV	$10.54	$17.50	$15.95	$15.96	$15.82	$14.70
Common Share Price	$10.64	$16.68	$14.67	$15.34	$14.59	$13.63
Premium/(Discount) to NAV	0.95%	(4.69)%	(8.03)%	(3.88)%	(7.77)%	(7.28)%
12-Month Average Premium/(Discount) to NAV	(1.51)%	(5.89)%	(9.51)%	(6.95)%	(9.09)%	(9.33)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

14	Nuveen Investments

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	9.91%	6.91%	5.34%
NCA at Common Share Price	16.36%	8.52%	6.28%
S&P Municipal Bond California Index	7.46%	6.27%	5.11%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper California Municipal Debt Funds Classification Average	12.44%	8.90%	5.62%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.8%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating
Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.1%
Tax Obligation/General	19.4%
U.S. Guaranteed	17.9%
Health Care	16.3%
Transportation	7.0%
Water and Sewer	6.8%
Other	11.5%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.3%
AA	38.7%
A	16.8%
BBB	10.2%
BB or Lower	8.6%
N/R (not rated)	7.4%
Total	100%

Nuveen Investments	15

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
			Since
	1-Year	5-Year	Inception1
NCB at Common Share NAV	9.68%	7.43%	8.80%
NCB at Common Share Price	13.41%	8.28%	7.37%
S&P Municipal Bond California Index	7.46%	6.27%	6.70%
S&P Municipal Bond Index	6.47%	5.19%	5.92%
Lipper California Municipal Debt Funds Classification Average	12.44%	8.90%	6.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.8%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.5%
Health Care	19.1%
Tax Obligation/General	14.9%
Utilities	14.2%
Water and Sewer	7.4%
Housing/Single Family	5.7%
Consumer Staples	5.1%
Other	11.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.8%
AA	24.7%
A	38.7%
BBB	11.1%
BB or Lower	7.8%
N/R (not rated)	1.9%
Total	100%

1 Since inception returns are from 4/28/09.

16	Nuveen Investments

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	16.16%	8.74%	6.39%
NKX at Common Share Price	17.55%	9.19%	5.97%
S&P Municipal Bond California Index	7.46%	6.27%	5.11%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper California Municipal Debt Funds Classification Average	12.44%	8.90%	5.62%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	140.0%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	2.7%
Net Assets Plus Floating Rate Obligations,
iMTP Shares, at Liquidation Value &
VRDP Shares, at Liquidation Value	143.9%
Floating Rate Obligations	(0.9)%
iMTP Shares, at Liquidation Value	(4.7)%
VRDP Shares, at Liquidation Value	(38.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	32.8%
Tax Obligation/General	22.8%
Health Care	14.7%
Water and Sewer	11.2%
Transportation	4.2%
Other	14.3%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	4.6%
AA	55.7%
A	17.4%
BBB	8.5%
BB or Lower	7.3%
N/R (not rated)	6.5%
Total	100%

Nuveen Investments	17

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	15.39%	9.42%	6.57%
NAC at Common Share Price	16.21%	10.98%	7.04%
S&P Municipal Bond California Index	7.46%	6.27%	5.11%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper California Municipal Debt Funds Classification Average	12.44%	8.90%	5.62%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.2%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, at Liquidation Value	146.2%
Floating Rate Obligations	(5.4)%
VRDP Shares, at Liquidation Value	(40.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.5%
Tax Obligation/General	22.3%
Health Care	21.3%
Water and Sewer	8.8%
U.S. Guaranteed	5.7%
Transportation	5.0%
Other	13.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	8.8%
AA	47.6%
A	19.2%
BBB	11.1%
BB or Lower	8.0%
N/R (not rated)	5.3%
Total	100%

18	Nuveen Investments

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NVX at Common Share NAV	12.57%	8.25%	6.37%
NVX at Common Share Price	12.72%	8.25%	6.78%
S&P Municipal Bond California Index	7.46%	6.27%	5.11%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper California Municipal Debt Funds Classification Average	12.44%	8.90%	5.62%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	138.7%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	3.0%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, at Liquidation Value	142.4%
Floating Rate Obligations	(0.4)%
VRDP Shares, at Liquidation Value	(42.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.4%
Tax Obligation/Limited	20.9%
Health Care	15.2%
Water and Sewer	8.7%
Utilities	8.6%
Transportation	7.4%
U.S. Guaranteed	5.9%
Consumer Staples	5.5%
Other	5.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.1%
AA	41.6%
A	20.6%
BBB	12.9%
BB or Lower	9.8%
N/R (not rated)	5.0%
Total	100%

Nuveen Investments	19

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NZH at Common Share NAV	15.18%	8.82%	5.98%
NZH at Common Share Price	18.47%	8.36%	6.47%
S&P Municipal Bond California Index	7.46%	6.27%	5.11%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper California Municipal Debt Funds Classification Average	12.44%	8.90%	5.62%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.3%
Short-Term Municipal Bonds	1.3%
Other Assets Less Liabilities	2.7%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, at Liquidation Value	145.3%
Floating Rate Obligations	(0.2)%
VRDP Shares, at Liquidation Value	(45.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	30.4%
Health Care	21.0%
Tax Obligation/General	11.4%
Water and Sewer	9.5%
Transportation	7.5%
Consumer Staples	5.5%
Utilities	4.8%
Other	9.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	4.3%
AA	50.4%
A	19.4%
BBB	11.5%
BB or Lower	8.6%
N/R (not rated)	5.8%
Total	100%

20	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California AMT-Free Municipal Income Fund
Nuveen California Dividend Advantage Municipal Fund
Nuveen California Dividend Advantage Municipal Fund 2
Nuveen California Dividend Advantage Municipal Fund 3:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California AMT-Free Municipal Income Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2 and Nuveen California Dividend Advantage Municipal Fund 3 (the “Funds”) as of February 28, 2015, and the related statements of operations, changes in net assets and cash flows (Nuveen California AMT-Free Municipal Income Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2 and Nuveen California Dividend Advantage Municipal Fund 3), and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through February 28, 2014, were audited by other auditors whose report dated April 25, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2015, the results of their operations, the changes in their net assets, their cash flows (Nuveen California AMT-Free Municipal Income Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2 and Nuveen California Dividend Advantage Municipal Fund 3) and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
April 28, 2015

Nuveen Investments	21

NCA
Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8% (99.6% of Total Investments)
	MUNICIPAL BONDS – 99.8% (99.6% of Total Investments)
	Consumer Staples – 4.2% (4.2% of Total Investments)
$2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B+	$1,800,880
225	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB+	224,998
3,940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	3,335,486
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	3,017,114
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	2,853,130
13,235	Total Consumer Staples			11,231,608
	Education and Civic Organizations – 0.6% (0.6% of Total Investments)
65	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	65,658
95	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	97,908
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	513,112
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	808,381
1,310	Total Education and Civic Organizations			1,485,059
	Health Care – 15.9% (15.9% of Total Investments)
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	634,082
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	403,872
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	785,772
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA–	654,399
670	5.250%, 8/15/41	8/21 at 100.00	AA–	759,056
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,204,290
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,786,099
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa1	4,072,014
1,560	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,563,058
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,935,931
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,030,110

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	$3,249,300
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,116,330
1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,544,081
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	Aa3	3,147,096
1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,947,569
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	3,263,077
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,109,612
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,152,080
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,256,320
38,895	Total Health Care			42,614,148
	Housing/Multifamily – 2.3% (2.2% of Total Investments)
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,140,187
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,161,728
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB	71,728
175	5.250%, 8/15/49	8/24 at 100.00	BBB	192,021
2,290	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	7/15 at 100.00	N/R	2,292,336
1,160	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/15 at 100.00	N/R	1,161,311
5,770	Total Housing/Multifamily			6,019,311
	Housing/Single Family – 0.8% (0.8% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,174,470
55	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	57,399
2,180	Total Housing/Single Family			2,231,869
	Long-Term Care – 1.8% (1.8% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A+	4,512,120
260	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/15 at 100.00	BBB+	261,100
4,260	Total Long-Term Care			4,773,220
	Tax Obligation/General – 19.5% (19.4% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	4/19 at 100.00	Aa3	3,002,450
1,000	6.000%, 11/01/39	11/19 at 100.00	Aa3	1,228,960
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	Aa3	2,348,880

Nuveen Investments	23

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$1,000	5.000%, 2/01/29	No Opt. Call	Aa3	$1,162,360
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa3	2,851,125
2,500	5.000%, 2/01/43	No Opt. Call	Aa3	2,839,075
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa3	2,568,899
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	Aa3	5,849,350
1,970	5.000%, 10/01/39	10/24 at 100.00	Aa3	2,283,841
1,000	5.000%, 5/01/44	5/24 at 100.00	Aa3	1,148,130
6,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	674,880
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,143,460
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C, 0.000%, 7/01/47	No Opt. Call	AA–	2,644,400
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	AA+	7,838,212
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	1,490,293
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	12,093,794
73,765	Total Tax Obligation/General			52,168,109
	Tax Obligation/Limited – 21.1% (21.1% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	6/15 at 100.00	BBB+	1,003,990
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	5/15 at 100.00	N/R	3,002,700
1,000	5.625%, 10/01/33 – RAAI Insured	5/15 at 100.00	N/R	1,000,470
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A1	4,110,610
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A1	2,870,900
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	1,193,140
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	2,459,320
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A1	3,410,820
340	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	347,109
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	1,032,336
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,057,390
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/15 at 100.00	A–	752,062
615	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A1	622,109
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	703,519

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
$150	5.000%, 9/01/26	9/16 at 100.00	N/R	$153,855
355	5.125%, 9/01/36	9/16 at 100.00	N/R	363,531
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	2,610,075
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	878,497
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	3,948,208
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	471,495
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	171,058
5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	No Opt. Call	AA	5,923,593
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	184,306
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
950	5.250%, 9/01/30	9/23 at 100.00	N/R	1,084,206
860	5.750%, 9/01/39	9/23 at 100.00	N/R	994,736
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,259,667
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	505,472
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	100,350
2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	2,015,660
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,135,820
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	187,510
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	79,705
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB+	79,274
80	7.000%, 8/01/41	2/21 at 100.00	BBB+	97,568
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/15 at 100.00	AA	2,761,220
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	428,968
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	632,728
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	845,146
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	126,772
1,360	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	12/17 at 100.00	BB+	1,398,284

Nuveen Investments	25

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	A3	$1,975,993
690	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	3/15 at 100.00	N/R	691,415
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	5/15 at 100.00	A–	1,736,211
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	233,523
52,605	Total Tax Obligation/Limited			56,641,321
	Transportation – 7.0% (7.0% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,192,026
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,170,756
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,703,650
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,746,035
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,470,790
195	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/16 at 100.00	N/R	196,170
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,371,862
16,190	Total Transportation			18,851,289
	U.S. Guaranteed – 17.9% (17.9% of Total Investments) (4)
2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	2,630,975
480	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AD, 5.000%, 12/01/22 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	AAA	486,139
75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (4)	77,160
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,564,503
1,615	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/22 (Pre-refunded 12/01/15)	12/15 at 100.00	BBB (4)	1,674,432
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (4)	1,838,342
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	1,595,880
21,500	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23 (Pre-refunded 9/01/16)	9/16 at 64.56	A (4)	13,786,015
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AA+ (4)	8,464,533
270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	275,659
18,520	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	12,946,406
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	700,362
910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	AA+ (4)	993,511
60,150	Total U.S. Guaranteed			48,033,917

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 1.9% (1.9% of Total Investments)
$2,160	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	6/15 at 100.00	N/R	$2,116,865
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,225,034
605	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	609,997
4,565	Total Utilities			4,951,896
	Water and Sewer – 6.8% (6.8% of Total Investments)
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/29	4/23 at 100.00	AA–	1,189,410
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,503,769
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,898,523
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,585,095
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	428,507
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	5,412,450
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A–	2,043,806
3,000	5.500%, 1/01/38	1/18 at 100.00	A–	3,284,490
16,810	Total Water and Sewer			18,346,050
$289,735	Total Long-Term Investments (cost $236,880,433)			267,347,797

Nuveen Investments	27

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.4% of Total Investments)
	Health Care – 0.4% (0.4% of Total Investments)
$880	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	$887,506
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	100,853
130	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	131,109
$1,110	Total Short-Term Investments (cost $1,110,000)			1,119,468
	Total Investments (cost $237,990,433) – 100.2%			268,467,265
	Floating Rate Obligations – (1.7)%			(4,490,000)
	Other Assets Less Liabilities – 1.5%			4,072,256
	Net Assets Applicable to Common Shares – 100%			$268,049,521

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

28	Nuveen Investments

NCB
Nuveen California Municipal Value Fund 2
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.8% (99.0% of Total Investments)
	MUNICIPAL BONDS – 97.8% (99.0% of Total Investments)
	Consumer Staples – 5.1% (5.1% of Total Investments)
$2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	$1,693,140
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,222,770
3,500	Total Consumer Staples			2,915,910
	Education and Civic Organizations – 2.3% (2.3% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	1,005,831
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	114,025
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	173,224
1,115	Total Education and Civic Organizations			1,293,080
	Health Care – 17.9% (18.1% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	A+	1,165,350
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,212,949
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,204,930
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	79,974
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	86,544
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	170,820
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa1	894,370
690	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	742,433
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
125	5.000%, 3/01/41	3/16 at 100.00	A+	129,412
2,000	5.250%, 3/01/45	3/16 at 100.00	A+	2,076,420
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	280,672
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	777,403
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	467,309
9,215	Total Health Care			10,288,586

Nuveen Investments	29

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.2% (1.2% of Total Investments)
$230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$257,101
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	76,718
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	283,653
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB	16,552
40	5.250%, 8/15/49	8/24 at 100.00	BBB	43,890
605	Total Housing/Multifamily			677,914
	Housing/Single Family – 5.6% (5.7% of Total Investments)
690	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A–	703,207
2,500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A–	2,534,325
3,190	Total Housing/Single Family			3,237,532
	Materials – 1.0% (1.0% of Total Investments)
585	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	587,849
	Tax Obligation/General – 14.7% (14.9% of Total Investments)
2,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	2,180,740
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	1,964,151
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29	1/19 at 100.00	Aa2	1,267,706
4,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	449,920
10,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	2,023,600
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA	573,700
19,720	Total Tax Obligation/General			8,459,817
	Tax Obligation/Limited – 22.2% (22.5% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A+	1,235,180
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A1	2,316,008
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A1	600,470
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/15 at 100.00	A–	160,440
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	151,126
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	496,430

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
$1,135	5.000%, 8/01/16	No Opt. Call	A–	$1,205,177
80	6.500%, 8/01/24	8/21 at 100.00	A–	101,945
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	36,655
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	40,317
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	239,667
190	5.750%, 9/01/39	9/23 at 100.00	N/R	219,767
240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	267,540
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	109,136
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	18,816
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	AA–	1,166,800
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,713,090
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	18,393
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB+	18,294
15	7.000%, 8/01/41	2/21 at 100.00	BBB+	18,294
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	134,053
585	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB+	635,614
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	28,812
1,750	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39	6/16 at 100.00	AA+	1,816,797
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	49,128
11,295	Total Tax Obligation/Limited			12,797,949
	Transportation – 5.0% (5.0% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	475,742
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,014,628
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,023,771
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	342,024
2,430	Total Transportation			2,856,165

Nuveen Investments	31

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 1.5% (1.6% of Total Investments) (4)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
$55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	$66,183
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (4)	95,338
575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	720,090
710	Total U.S. Guaranteed			881,611
	Utilities – 14.0% (14.2% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,381,910
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,656,077
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,850,792
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	AA–	1,160,430
6,895	Total Utilities			8,049,209
	Water and Sewer – 7.3% (7.4% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,164,827
2,000	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 18.181%, 2/01/35 (IF) (5)	2/19 at 100.00	AAA	3,044,640
3,075	Total Water and Sewer			4,209,467
$62,335	Total Long-Term Investments (cost $47,056,934)			56,255,089

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9% (1.0% of Total Investments)
	MUNICIPAL BONDS – 0.9% (1.0% of Total Investments)
	Health Care – 0.9% (1.0% of Total Investments)
$340	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$342,900
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	100,853
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	100,853
$540	Total Short-Term Investments (cost $540,000)			544,606
	Total Investments (cost $47,596,934) – 98.7%			56,799,695
	Other Assets Less Liabilities – 1.3%			732,756
	Net Assets Applicable to Common Shares – 100%			$57,532,451

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	33

NKX
Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.0% (99.2% of Total Investments)
	MUNICIPAL BONDS – 140.0% (99.2% of Total Investments)
	Consumer Staples – 5.4% (3.8% of Total Investments)
$1,130	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/15 at 100.00	Baa1	$1,130,181
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,350	5.600%, 6/01/36	12/18 at 100.00	B+	1,256,391
325	5.650%, 6/01/41	12/18 at 100.00	B+	292,643
7,780	5.700%, 6/01/46	12/18 at 100.00	B+	6,968,313
110	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB+	109,999
2,190	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/15 at 100.00	BBB	2,190,219
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,570	5.000%, 6/01/33	6/17 at 100.00	B	3,022,255
6,950	5.750%, 6/01/47	6/17 at 100.00	B	5,976,096
13,560	5.125%, 6/01/47	6/17 at 100.00	B	10,648,261
865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	731,037
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	6/15 at 100.00	B–	7,112,618
2,000	5.500%, 6/01/45	6/15 at 100.00	B–	1,630,360
48,280	Total Consumer Staples			41,068,373
	Education and Civic Organizations – 2.1% (1.5% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,179,370
35	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	35,355
45	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	46,377
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 7.125%, 8/01/43	8/23 at 100.00	BB	5,180,618
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	2,029,645
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,762,208
800	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	806,848
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	218,019
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	346,449
4,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	4,168,240
14,330	Total Education and Civic Organizations			15,773,129

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 19.6% (13.9% of Total Investments)
$3,965	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba2	$4,513,122
1,630	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	1,842,438
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,364,022
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	No Opt. Call	AA–	1,130,560
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	2,879,075
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,252,440
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	1,621,258
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	3,188,640
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	379,528
10,265	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	11,070,700
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	834,075
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa1	710,701
1,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,001,960
4,920	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.698%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	6,659,626
1,815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,869,650
4,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,332,400
	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	3,187,818
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,841,965
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
895	5.250%, 7/01/24	7/15 at 100.00	CCC	869,842
2,740	5.250%, 7/01/30	7/15 at 100.00	CCC	2,617,495
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	772,041
11,335	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	11,735,125
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,229,485
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,228,060
6,160	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	Aa3	7,153,546
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,560,117

Nuveen Investments	35

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	$1,741,477
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,651,200
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,900,300
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
9,250	6.625%, 11/01/29	11/19 at 100.00	Ba1	10,384,882
7,500	6.750%, 11/01/39	11/19 at 100.00	Ba1	8,324,175
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30	11/20 at 100.00	Ba1	1,628,730
2,595	6.000%, 11/01/41	11/20 at 100.00	Ba1	2,782,567
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,047,110
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,045,296
9,085	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	9,861,222
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	A	2,111,760
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	1,068,170
136,025	Total Health Care			149,392,578
	Housing/Multifamily – 2.5% (1.8% of Total Investments)
485	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	542,148
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	169,875
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	397,114
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB	2,232,380
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB	9,071,680
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB	286,910
705	5.250%, 8/15/49	8/24 at 100.00	BBB	773,568
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	A–	3,572,832
	La Verne, California, Mobile Home Park Revenue Refunding Bonds, Copacabana Mobile Home Park, Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	713,001
185	5.000%, 6/15/49	6/24 at 100.00	A	196,094
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/15 at 100.00	AA–	1,170,266
17,260	Total Housing/Multifamily			19,125,868
	Housing/Single Family – 0.2% (0.1% of Total Investments)
1,150	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A–	1,172,011

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.9% (0.6% of Total Investments)
$3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A+	$3,569,070
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A+	1,632,629
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	1,560,945
6,075	Total Long-Term Care			6,762,644
	Tax Obligation/General – 32.2% (22.8% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,450,630
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	Aa3	1,200,190
4,910	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	Aa3	5,777,057
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	Aa3	2,888,056
1,300	5.500%, 11/01/39	11/19 at 100.00	Aa3	1,534,676
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	Aa3	7,301,940
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	No Opt. Call	Aa3	2,301,960
4,090	5.000%, 9/01/41	9/21 at 100.00	Aa3	4,614,379
2,625	5.000%, 10/01/41	10/21 at 100.00	Aa3	2,965,410
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	Aa3	3,991,575
2,000	5.000%, 2/01/43	No Opt. Call	Aa3	2,271,260
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa3	6,330,502
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	Aa3	2,851,903
9,000	5.000%, 12/01/43	12/23 at 100.00	Aa3	10,332,540
9,000	5.000%, 10/01/44	10/24 at 100.00	Aa3	10,385,280
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	6,063,150
12,050	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	13,400,082
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	2,837,225
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA	3,969,177
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA	4,015,563
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA	3,509,479
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	5/15 at 100.00	AA	230,888
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Tender Option Bond Trust 2668, 9.888%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA	8,909,364
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa2	5,428,500
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	6,347,460
2,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2015A, 5.000%, 8/01/29	8/24 at 100.00	AA+	2,408,280
1,220	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	No Opt. Call	AA+	1,245,047

Nuveen Investments	37

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C, 5.000%, 7/01/29	No Opt. Call	Aa2	$5,980,500
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA	3,625,830
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA	3,208,680
10,080	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA–	5,625,144
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	5/15 at 100.00	AA–	2,510,150
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	982,271
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	AA–	6,532,574
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	4/15 at 100.00	A2	2,007,840
250	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa1	256,105
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 18.017%, 8/01/17 (IF)	No Opt. Call	AAA	2,362,860
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 – AGM Insured	8/21 at 21.00	AA	1,128,892
10,450	0.000%, 8/01/43 – AGM Insured	8/21 at 19.43	AA	1,509,189
21,225	0.000%, 8/01/44 – AGM Insured	8/21 at 17.98	AA	2,834,811
12,550	0.000%, 8/01/45 – AGM Insured	8/21 at 16.64	AA	1,549,799
23,425	0.000%, 8/01/46 – AGM Insured	8/21 at 15.39	AA	2,665,765
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured	8/24 at 100.00	AA	3,282,476
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	3,213,500
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured	8/37 at 100.00	AA	18,743,659
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	31,325,773
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	8,841,692
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,065,495
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	4,838,097
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,118,730
346,590	Total Tax Obligation/General			244,771,405
	Tax Obligation/Limited – 46.3% (32.8% of Total Investments)
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	A–	2,037,560
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	751,337
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	5/15 at 100.00	N/R	1,000,470

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	5/15 at 100.00	AA	$7,926,738
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	4/15 at 100.00	A+	1,169,625
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A+	2,779,155
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	5/15 at 100.00	AA+	1,219,896
1,535	5.000%, 12/01/20 – AMBAC Insured	5/15 at 100.00	AA+	1,541,171
1,615	5.000%, 12/01/21 – AMBAC Insured	5/15 at 100.00	AA+	1,621,492
1,695	5.000%, 12/01/22 – AMBAC Insured	5/15 at 100.00	AA+	1,701,814
1,780	5.000%, 12/01/23 – AMBAC Insured	5/15 at 100.00	AA+	1,787,156
1,865	5.000%, 12/01/24 – AMBAC Insured	5/15 at 100.00	AA+	1,872,497
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A1	8,273,300
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A1	3,211,429
2,065	5.000%, 4/01/31	No Opt. Call	A1	2,369,732
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	5/15 at 100.00	A1	4,025,680
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A1	3,202,269
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	5/15 at 100.00	A1	5,945,752
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A1	23,368,318
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A1	2,268,501
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	5,965,700
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	2,459,320
165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	168,450
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,102,144
1,100	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	AA–	1,108,228
1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 – AMBAC Insured	8/16 at 100.00	N/R	1,444,457
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,286,691
530	5.750%, 8/01/26	8/20 at 100.00	N/R	572,018
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	5/15 at 100.00	AA–	3,148,774
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
8,425	5.000%, 1/01/21 – AMBAC Insured	7/15 at 100.00	A2	8,445,051
5,000	5.250%, 1/01/34 – AMBAC Insured	7/15 at 100.00	A2	5,006,250

Nuveen Investments	39

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	$3,334,740
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/15 at 100.00	A–	350,963
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,107,370
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A1	1,139,060
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA	7,335,332
2,000	5.000%, 6/01/45	6/15 at 100.00	A1	2,023,120
11,065	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A1	11,192,911
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	7,586,700
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 9.129%, 6/01/45 – AGC Insured (IF) (4)	6/15 at 100.00	AA	20,462,400
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 11.979%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A1	2,069,360
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	427,006
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,437,021
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,810,279
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,351,732
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,985	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,075,139
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	739,998
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	76,928
175	5.125%, 9/01/36	9/16 at 100.00	N/R	179,205
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 39 Eastvale Area, Series 2012A:
1,000	5.000%, 9/01/37	9/22 at 100.00	N/R	1,038,100
2,000	5.125%, 9/01/42	9/22 at 100.00	N/R	2,076,960
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,310,179
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,425,907
2,765	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,769,341
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,390,740
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
2,505	4.750%, 8/01/23 – NPFG Insured	8/15 at 102.00	AA–	2,570,631
2,425	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	AA–	2,483,248
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	8/15 at 100.00	AA–	3,527,335

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	$6,257,347
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/15 at 100.00	AA–	1,507,815
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	604,988
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,658,784
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	AA–	3,247,087
1,000	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/15 at 100.00	N/R	1,009,870
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	216,633
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	79,420
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA	3,158,103
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	3,419,064
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.000%, 4/01/25 – NPFG Insured	10/15 at 100.00	AA–	5,010,000
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,820	5.250%, 9/01/30	9/23 at 100.00	N/R	4,359,651
3,435	5.750%, 9/01/39	9/23 at 100.00	N/R	3,973,161
610	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	702,665
2,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,296,160
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	601,965
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	5/15 at 100.00	A	4,145,837
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	5/15 at 100.00	AA–	390,823
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	713,900
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	962,208
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	241,248
1,250	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,452,950
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	3,023,160
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	50,175
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	737,042
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,958,553

Nuveen Investments	41

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	5/15 at 100.00	AA–	$1,003,770
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,595,422
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	1,511,745
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,665,825
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	3,331,650
3,080	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	3/15 at 100.00	AA–	3,080,554
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,135,820
4,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/36	4/24 at 100.00	AAA	4,677,640
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	5/15 at 100.00	AA–	1,481,894
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	761,070
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	2,013,876
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,281,240
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	36,787
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB+	36,588
40	7.000%, 8/01/41	2/21 at 100.00	BBB+	48,784
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	426,026
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	5,903,548
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	5/15 at 100.00	AA	4,016,320
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	AA–	3,375,439
5,025	5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA–	5,119,168
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	107,242
1,110	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,190,386
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	390,067
1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,115,560
3,000	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	6/15 at 100.00	A–	3,040,680

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	$57,624
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	5/15 at 100.00	AA–	3,500,175
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
3,565	5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA	3,647,351
5,510	5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA	5,618,988
2,980	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/15 at 101.00	N/R	2,985,096
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	5/15 at 100.00	AA–	2,177,842
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,351,998
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA	3,707,827
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	5,136,570
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,100,702
4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,731,935
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	7,169,160
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	116,679
343,155	Total Tax Obligation/Limited			352,500,337
	Transportation – 5.8% (4.2% of Total Investments)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	1,277,099
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	8,129,767
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	BBB–	17,459,807
14,885	6.000%, 1/15/53	1/24 at 100.00	BBB–	17,617,142
37,635	Total Transportation			44,483,815
	U.S. Guaranteed – 4.7% (3.3% of Total Investments) (5)
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 (Pre-refunded 8/01/16) – FGIC Insured	8/16 at 100.00	AA– (5)	1,526,261
780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	820,864
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.614%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	323,378
35	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (5)	36,008
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,712,350
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,917,845

Nuveen Investments	43

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.446%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	$1,393,047
1,200	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (5)	1,210,464
805	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/15 at 100.00	N/R (5)	827,669
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	7,980,840
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (5)	916,157
35	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA+ (5)	35,734
1,115	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	1,138,370
5,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (5)	5,592,510
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (5)	5,564,600
1,105	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	Aa1 (5)	1,132,570
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	364,189
30,667	Total U.S. Guaranteed			35,492,856
	Utilities – 4.5% (3.2% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A	2,907,797
1,835	5.500%, 11/15/37	No Opt. Call	A	2,268,299
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	11,302,100
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,070,644
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.455%, 7/01/20 (IF) (4)	No Opt. Call	AA–	5,703,150
2,450	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,470,237
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	5/15 at 100.00	N/R	100,241
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,168,540
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA–	3,464,536
28,880	Total Utilities			34,455,544

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 15.8% (11.2% of Total Investments)
$13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA	$13,895,112
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	13,454,840
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	No Opt. Call	Baa3	8,331,600
12,200	5.000%, 11/21/45	No Opt. Call	Baa3	12,683,242
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,056,730
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	2,310,278
1,685	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	1,761,061
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	5,213,500
12,230	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	12,525,844
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	18,230,400
7,890	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	9,132,438
	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,316,040
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	4,044,705
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.896%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,057,582
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,521,888
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	2,939,150
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	9,993,690
110,225	Total Water and Sewer			120,468,100
$1,120,272	Total Long-Term Investments (cost $946,834,444)			1,065,466,660

Nuveen Investments	45

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.8% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.8% of Total Investments)
	Health Care – 1.2% (0.8% of Total Investments)
$6,940	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$6,999,198
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	680,758
1,030	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	1,038,786
$8,645	Total Short-Term Investments (cost $8,645,000)			8,718,742
	Total Investments (cost $955,479,444) – 141.2%			1,074,185,402
	Floating Rate Obligations – (0.9)%			(6,755,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (4.7)% (7)			(36,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (38.3)% (8)			(291,600,000)
	Other Assets Less Liabilities – 2.7%			20,955,664
	Net Assets Applicable to Common Shares – 100%			$760,786,066

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Institutional MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 3.4%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

46	Nuveen Investments

NAC
Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.2% (99.2% of Total Investments)
	MUNICIPAL BONDS – 143.2% (99.2% of Total Investments)
	Consumer Staples – 6.5% (4.5% of Total Investments)
$3,760	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/15 at 100.00	Baa1	$3,760,602
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
11,840	5.600%, 6/01/36	12/18 at 100.00	B+	11,019,014
13,060	5.650%, 6/01/41	12/18 at 100.00	B+	11,759,746
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
2,125	4.250%, 6/01/21	6/15 at 100.00	BBB+	2,124,979
3,500	5.250%, 6/01/45	6/15 at 100.00	B–	2,933,350
4,770	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	5/15 at 100.00	Baa1	4,770,095
5,495	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/15 at 100.00	BBB	5,495,550
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
27,450	5.750%, 6/01/47	6/17 at 100.00	B	23,603,431
5,075	5.125%, 6/01/47	6/17 at 100.00	B	3,985,245
39,515	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	33,395,311
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	6/15 at 100.00	B–	7,154,705
1,250	5.500%, 6/01/45	6/15 at 100.00	B–	1,018,975
126,340	Total Consumer Staples			111,021,003
	Education and Civic Organizations – 4.4% (3.1% of Total Investments)
2,225	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,499,142
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	3,152,280
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	2,053,700
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	4,586,576
605	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	611,129
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,633,095
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	10,795,000
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 18.051%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	3,665,382
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
895	5.000%, 11/01/21	11/15 at 100.00	A2	922,396
3,950	5.000%, 11/01/30	11/15 at 100.00	A2	4,062,694

Nuveen Investments	47

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,740	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	$2,784,881
3,980	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	4,538,195
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,088,780
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa1	2,931,425
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	4/15 at 100.00	Aa3	6,025,500
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	3/15 at 100.00	A1	4,081,160
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,121,113
4,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	4,965,769
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,138,941
9,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	9,239,940
69,470	Total Education and Civic Organizations			75,897,098
	Health Care – 29.5% (20.5% of Total Investments)
3,705	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	4,182,463
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Ba2	3,403,260
1,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2009, 5.000%, 8/15/39	8/19 at 100.00	AA–	1,658,205
16,405	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	18,543,064
5,100	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	5,826,699
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	1,407,775
3,135	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	3,617,539
6,200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	7,060,560
6,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	7,273,346
3,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	3,488,250
7,250	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	7,819,053
49,980	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	53,902,931
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B:
2,470	6.000%, 8/15/42	8/20 at 100.00	AA–	2,974,596
6,530	6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,864,014
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	4,220,420

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
$7,150	5.250%, 2/01/27	2/17 at 100.00	Baa1	$7,523,230
7,415	5.250%, 2/01/46	2/17 at 100.00	Baa1	7,693,211
20,320	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	20,359,826
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,493,932
21,090	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	23,588,110
7,190	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.698%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	9,732,570
23,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	27,849,205
11,360	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	11,702,050
1,440	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,515,758
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
14,275	5.250%, 7/01/24	7/15 at 100.00	CCC	13,873,730
7,405	5.250%, 7/01/30	7/15 at 100.00	CCC	7,073,922
150	5.250%, 7/01/35	7/15 at 100.00	CCC	142,093
10,000	5.000%, 7/01/39	7/15 at 100.00	CCC	9,383,800
15,030	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	15,895,578
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
24,220	5.000%, 3/01/41	3/16 at 100.00	A+	25,074,965
2,355	5.250%, 3/01/45	3/16 at 100.00	A+	2,444,985
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	10,396,465
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,421,045
3,385	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	Aa3	3,930,967
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
3,355	5.000%, 11/15/43	11/15 at 100.00	AA–	3,457,193
4,045	5.000%, 11/15/43 (UB) (4)	11/15 at 100.00	AA–	4,168,211
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A:
200	5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	213,024
17,470	5.000%, 8/15/38 – AMBAC Insured (UB) (4)	8/17 at 100.00	AA–	18,607,646
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,462,500
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 19.199%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	5,997,680
	Madera County, California, Certificates of Participation, Children s Hospital Central California, Series 2010:
1,195	5.500%, 3/15/36	3/15 at 100.00	A+	1,199,684
8,615	5.375%, 3/15/36	3/20 at 100.00	A+	9,752,525

Nuveen Investments	49

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/15 at 100.00	AA–	$6,220,150
11,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	12,716,700
740	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	782,979
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
10,500	6.625%, 11/01/29	11/19 at 100.00	Ba1	11,788,245
6,885	6.750%, 11/01/39	11/19 at 100.00	Ba1	7,641,593
27,035	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	28,989,089
17,225	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	18,036,470
11,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	14,449,680
5,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	5,969,920
2,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	2,777,242
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	12,633,704
463,955	Total Health Care			506,201,852
	Housing/Multifamily – 1.7% (1.1% of Total Investments)
9,065	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	10,133,129
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,111,923
3,580	5.500%, 8/15/47	8/22 at 100.00	BBB	3,923,573
2,980	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	3,381,138
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
590	5.250%, 8/15/39	8/24 at 100.00	BBB	651,065
1,590	5.250%, 8/15/49	8/24 at 100.00	BBB	1,744,643
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	1,297,687
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	325,258
25,895	Total Housing/Multifamily			28,568,416
	Housing/Single Family – 1.5% (1.0% of Total Investments)
16,790	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A–	16,887,214
4,870	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	4,995,159
2,395	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.785%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	2,442,469
510	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	532,241

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$220	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 100.00	A–	$224,547
24,785	Total Housing/Single Family			25,081,630
	Industrials – 0.2% (0.2% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,414,030
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	17,664
9,175	Total Industrials			4,431,694
	Long-Term Care – 0.6% (0.4% of Total Investments)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A+	8,327,830
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	A3	1,237,590
250	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/15 at 100.00	BBB+	251,057
8,250	Total Long-Term Care			9,816,477
	Tax Obligation/General – 32.3% (22.3% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	3,041,858
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,450,630
2,325	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/30 – AMBAC Insured	8/16 at 50.16	A+	1,124,068
5,245	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/36	No Opt. Call	Aa3	5,979,825
	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
4,000	5.000%, 8/01/31	8/24 at 100.00	Aa3	4,713,760
3,875	5.000%, 8/01/33	8/24 at 100.00	Aa3	4,534,990
12,000	5.000%, 10/01/33	10/24 at 100.00	Aa3	14,075,160
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3	140,636
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	Aa3	3,601,184
	California State, General Obligation Bonds, Various Purpose Series 2009:
64,195	6.000%, 11/01/39	11/19 at 100.00	Aa3	78,893,086
5,005	5.500%, 11/01/39	11/19 at 100.00	Aa3	5,908,503
	California State, General Obligation Bonds, Various Purpose Series 2010:
14,000	6.000%, 3/01/33	3/20 at 100.00	Aa3	17,037,860
13,100	5.500%, 3/01/40	3/20 at 100.00	Aa3	15,385,164
10,605	5.250%, 11/01/40	11/20 at 100.00	Aa3	12,427,257
	California State, General Obligation Bonds, Various Purpose Series 2011:
7,215	5.250%, 10/01/28	No Opt. Call	Aa3	8,558,794
10,520	5.000%, 9/01/31	No Opt. Call	Aa3	12,108,310
12,725	5.000%, 9/01/41	9/21 at 100.00	Aa3	14,356,472
14,915	5.000%, 10/01/41	10/21 at 100.00	Aa3	16,849,177
	California State, General Obligation Bonds, Various Purpose Series 2013:
8,000	5.000%, 2/01/29	No Opt. Call	Aa3	9,298,880
7,475	5.000%, 4/01/37	4/23 at 100.00	Aa3	8,524,864
7,255	5.000%, 2/01/43	No Opt. Call	Aa3	8,238,996
6,250	5.000%, 4/01/43	4/23 at 100.00	Aa3	7,113,375
5,000	5.000%, 11/01/43	11/23 at 100.00	Aa3	5,734,150

Nuveen Investments	51

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2014:
$22,970	5.000%, 5/01/32	5/24 at 100.00	Aa3	$26,871,913
8,910	5.000%, 10/01/39	10/24 at 100.00	Aa3	10,329,452
10,245	5.000%, 12/01/43	12/23 at 100.00	Aa3	11,761,875
5,000	4.000%, 11/01/44	11/24 at 100.00	Aa3	5,191,050
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,192,124
5,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	6,032,817
25,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	4,896,250
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,313,179
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	3,819,055
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,933,230
6,645	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	6,698,559
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C:
5,000	5.000%, 7/01/29	No Opt. Call	Aa2	5,980,500
10,000	5.000%, 7/01/30	No Opt. Call	Aa2	11,906,200
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	2,787,713
10,765	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	7,373,379
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	5/15 at 100.00	AA–	2,510,150
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (Mandatory put 8/01/42) – AGM Insured	8/37 at 100.00	AA	869,603
1,250	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,413,063
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	AA–	3,191,558
5,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	5,652,250
8,250	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	8,841,773
28,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	7,547,400
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	7,400,900
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 18.017%, 8/01/17 (IF)	No Opt. Call	AAA	2,914,194
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,346,351
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,826,890
5,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	5,956,379

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	$3,104,154
1,440	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 102.00	AA–	1,498,349
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	14,568,060
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,737,059
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,819,474
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
2,820	5.500%, 8/01/38	8/24 at 100.00	Aa3	3,413,187
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,108,505
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,305,926
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	81,259,161
2,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	2,684,952
616,655	Total Tax Obligation/General			553,153,633
	Tax Obligation/Limited – 33.9% (23.5% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/16 at 100.00	N/R	1,022,150
615	5.800%, 9/01/35	9/16 at 100.00	N/R	628,382
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,563,065
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	5/15 at 100.00	N/R	3,373,033
1,200	Burbank Public Financing Authority, California, Revenue Bonds, West Olive Redevelopment Project, Series 2002, 5.125%, 12/01/22 – AMBAC Insured	4/15 at 100.00	BBB+	1,202,112
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,000	5.250%, 9/01/30	9/23 at 100.00	A1	5,930,300
11,000	5.250%, 9/01/32	9/23 at 100.00	A1	12,955,360
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A1	8,038,520
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured	5/15 at 100.00	A1	3,082,863
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002C, 5.250%, 3/01/21 – AMBAC Insured	5/15 at 100.00	A1	2,038,059
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/20	5/15 at 100.00	A1	1,581,584
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A1	19,994,683
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A1	1,151,470
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A1	1,146,910
10,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	12,706,941
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	8,435,468

Nuveen Investments	53

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	No Opt. Call	A1	$3,022,696
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	11,329,667
9,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A1	10,335,240
3,175	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	3,241,389
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,451,953
3,205	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,292,176
770	Chula Vista, California, Special Tax Bonds, Community Facilities District 12-1 McMillin Otay Ranch Village Seven, Series 2005, 5.250%, 9/01/30	9/15 at 100.00	N/R	782,228
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged Area Development Projects 2 and 3, Series 1998A:
615	5.650%, 8/01/18	8/15 at 100.00	N/R	616,470
2,765	5.700%, 8/01/28	8/15 at 100.00	N/R	2,767,903
4,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	5/15 at 100.00	BBB	4,485,824
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	4,341,248
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	5/15 at 100.00	A+	1,598,605
6,655	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/15 at 100.00	A–	6,673,301
2,245	Fontana, California, Special Tax Bonds, Community Facilities District 2 Heritage Village, Refunding Series 1998A, 5.250%, 9/01/17 – NPFG Insured	3/15 at 100.00	AA–	2,293,043
1,000	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/15 at 100.00	N/R	1,016,390
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,107,370
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	5/15 at 100.00	A	3,997,432
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A1	1,139,060
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
39,525	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA	39,990,208
6,000	5.000%, 6/01/45	6/15 at 100.00	A1	6,069,360
2,705	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	2,736,270
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
5,000	15.434%, 6/01/31 – FGIC Insured (IF)	6/15 at 100.00	A1	5,243,000
3,500	15.434%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A1	3,661,840
	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006:
1,770	5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,814,516
3,865	5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,986,748
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	1,762,828
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	6,721,577

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	$1,597,305
2,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	2,746,700
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	5,003,685
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,460	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,531,905
2,435	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,545,573
2,075	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	2,162,669
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
1,475	5.000%, 9/01/26	9/16 at 100.00	N/R	1,512,908
3,395	5.125%, 9/01/36	9/16 at 100.00	N/R	3,476,582
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	BBB+	610,984
1,900	5.000%, 9/01/30	9/24 at 100.00	BBB+	2,180,212
1,220	5.000%, 9/01/31	9/24 at 100.00	BBB+	1,393,472
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	702,851
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	1,059,970
12,820	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	12,959,482
5,080	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	5,697,982
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	2,059,184
1,900	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB–	2,104,554
5,720	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	5,882,963
1,850	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.900%, 9/01/27	5/15 at 100.00	N/R	1,855,125
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
3,250	6.500%, 8/01/24	8/21 at 100.00	A–	4,141,508
3,000	7.000%, 8/01/32	8/21 at 100.00	A–	3,817,230
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,149,170
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32	3/20 at 100.00	A+	4,469,260
1,500	6.000%, 3/01/36	3/20 at 100.00	A+	1,787,130
240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/15 at 101.00	N/R	245,719
1,210	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,478,426
3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/15 at 100.00	A1	3,619,420
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	5/15 at 100.00	AA–	697,933

Nuveen Investments	55

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$29,800	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	$37,484,823
1,715	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	3/15 at 100.00	N/R	1,758,235
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	5/15 at 100.00	A–	1,003,770
	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006:
1,065	5.000%, 9/01/22 – NPFG Insured	9/16 at 100.00	AA–	1,109,080
1,120	5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	AA–	1,163,635
1,170	5.000%, 9/01/24 – NPFG Insured	9/16 at 100.00	AA–	1,212,927
2,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	5/15 at 100.00	AA–	2,007,540
1,385	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	1,595,395
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
8,535	5.250%, 9/01/30	9/23 at 100.00	N/R	9,740,739
7,665	5.750%, 9/01/39	9/23 at 100.00	N/R	8,865,876
9,435	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/15 at 100.00	N/R	9,453,587
15,070	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	16,799,283
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A	6,408,325
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	5/15 at 100.00	AA–	1,573,313
13,655	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,824,854
3,920	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	4,503,296
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	5/15 at 100.00	AA–	1,505,970
1,500	5.000%, 9/01/20 – NPFG Insured	5/15 at 100.00	AA–	1,505,775
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	1,510,950
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	BBB+	4,002,480
705	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	884,338
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	3,370,055
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	623,987
710	5.000%, 9/01/42	9/22 at 100.00	N/R	783,421
35	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	8/15 at 100.00	N/R	35,769
3,540	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	AA–	3,640,855
2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	2,665,710

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard Building Acquisition, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	A+	$9,186,143
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
9,000	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	9,994,950
1,000	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,110,550
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,007,573
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,424,976
10,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	AAA	11,755,300
1,535	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,693,105
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	2,336,900
575	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	705,082
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
575	7.000%, 8/01/33	2/21 at 100.00	BBB+	701,270
715	7.000%, 8/01/41	2/21 at 100.00	BBB+	872,014
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	285,886
9,435	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/15 at 100.00	AA	9,473,495
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,061,878
2,765	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	5/15 at 100.00	AA–	2,812,309
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A:
370	4.360%, 8/01/16 – NPFG Insured	5/15 at 100.00	AA–	371,225
700	4.440%, 8/01/17 – NPFG Insured	5/15 at 100.00	AA–	702,373
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	8/15 at 100.00	AA–	1,019,770
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
2,200	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	2,359,324
4,710	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	5,051,098
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
695	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	761,963
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	991,472
1,365	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,479,005
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB+	2,075,700
5,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	5,026,450
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 – AMBAC Insured	2/16 at 100.00	A–	6,065,940
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	9,658,761

Nuveen Investments	57

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	5/15 at 100.00	AA–	$2,777,839
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
4,625	5.000%, 6/01/17 – NPFG Insured	6/15 at 100.00	AA–	4,680,824
2,695	5.000%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	2,727,529
1,500	5.000%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA–	1,518,105
2,840	5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	AA–	2,874,279
5,250	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Projects, Subordinate Lien Series 2000, 5.250%, 9/01/25 – AMBAC Insured	3/15 at 100.00	A	5,377,943
960	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,106,371
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
4,360	5.450%, 9/01/26	9/15 at 101.00	N/R	4,380,012
2,315	5.500%, 9/01/36	9/15 at 101.00	N/R	2,318,959
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,645,530
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,486,472
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	1,524,396
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	1,258,900
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	AA–	6,899,678
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,849,165
6,530	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	7,046,654
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	5,974,300
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,420,262
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26	9/21 at 100.00	A–	1,062,393
810	6.500%, 9/01/32	9/21 at 100.00	A–	995,547
548,605	Total Tax Obligation/Limited			580,762,802
	Transportation – 7.2% (5.0% of Total Investments)
2,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	No Opt. Call	AA	3,182,767
15,060	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	18,138,414
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
33,235	5.750%, 1/15/46	1/24 at 100.00	BBB–	38,983,989
33,235	6.000%, 1/15/53	1/24 at 100.00	BBB–	39,335,283
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (4)	5/20 at 100.00	AA	1,416,350
1,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	1,156,930

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
$1,575	5.000%, 8/01/35	8/24 at 100.00	AA	$1,844,672
2,000	5.000%, 8/01/44	8/24 at 100.00	AA	2,313,860
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/16 at 100.00	N/R	121,596
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,000	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,133,770
6,340	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	7,109,613
1,180	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A	1,298,425
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	5,178,195
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	2,476,364
105,675	Total Transportation			123,690,228
	U.S. Guaranteed – 8.2% (5.7% of Total Investments) (6)
11,100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	11,681,530
5,540	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.614%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	8,143,247
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	11,340
685	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	704,728
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	6,704,610
5,765	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	5/15 at 100.00	Aaa	6,072,563
21,235	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.446%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	26,601,934
600	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	614,520
6,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	N/R (6)	6,423,360
16,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	20,869,960
5,000	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 (Pre-refunded 10/01/16) – AGM Insured	10/16 at 100.00	AA (6)	5,350,300
13,670	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (6)	16,478,774
5,170	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (6)	6,636,677
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (6)	7,629,259
905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,198,501
3,025	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	3,828,077
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (6)	2,602,020

Nuveen Investments	59

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (6)	$1,567,047
2,605	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	2,659,601
2,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (6)	2,120,280
2,600	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	2,913,508
117,375	Total U.S. Guaranteed			140,811,836
	Utilities – 4.5% (3.1% of Total Investments)
6,205	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	6/15 at 100.00	N/R	6,081,086
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
7,470	5.000%, 11/15/35	No Opt. Call	A	8,723,391
7,610	5.500%, 11/15/37	No Opt. Call	A	9,406,949
11,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured	7/15 at 100.00	AA	11,701,480
5,230	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	5,910,998
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,763,711
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA–	4,583,800
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.455%, 7/01/20 (IF) (4)	No Opt. Call	AA–	4,562,520
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
4,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	4,038,240
5,675	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	5,721,876
4,300	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	4,334,486
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 17.287%, 8/15/41 (IF) (4)	8/23 at 100.00	AA–	3,953,300
1,565	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	AA–	1,830,878
67,920	Total Utilities			76,612,715
	Water and Sewer – 12.7% (8.8% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
7,110	5.000%, 10/01/28	4/23 at 100.00	AA–	8,481,235
3,010	5.000%, 10/01/29	4/23 at 100.00	AA–	3,580,124
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	5,037,823
4,000	5.000%, 10/01/34	4/23 at 100.00	AA–	4,639,600
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,158,496
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,292,576
36,420	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	39,463,254
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	5/15 at 100.00	AA	175,710
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	5/15 at 100.00	AA	386,528

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 18.483%, 8/01/33 – AGC Insured (IF)	2/20 at 100.00	AA	$3,491,400
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	11,615,100
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,182,148
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 2015-XF0072, 14.634%, 1/01/30 (IF)	7/18 at 100.00	AA+	2,496,336
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	770,093
3,135	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	3,276,514
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A:
23,430	5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	26,531,195
2,000	5.000%, 7/01/41	1/21 at 100.00	AA	2,245,940
6,710	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	7,766,624
1,485	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	1,716,111
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A–	5,151,175
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.896%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,057,582
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, 18.337%, 8/01/29 (IF)	2/19 at 100.00	AAA	5,145,340
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 18.181%, 2/01/35 (IF) (4)	2/19 at 100.00	AAA	2,298,703
2,500	Pajaro Valley Water Management Agency, California, Revenue Certificates of Participation, Series 1999A, 5.750%, 3/01/29 – AMBAC Insured	3/15 at 100.00	BBB+	2,502,625
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,551,065
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,526,980
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Refunding Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,110,421
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
11,320	5.250%, 5/15/25	5/20 at 100.00	AA	13,402,880
11,000	5.250%, 5/15/26	5/20 at 100.00	AA	13,024,000
12,000	5.250%, 5/15/27	5/20 at 100.00	AA	14,014,919
7,170	5.250%, 5/15/28	5/20 at 100.00	AA	8,358,356
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,328,222
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2013-4A:
750	18.420%, 11/01/28 (IF)	11/21 at 100.00	AA–	1,355,910
750	18.318%, 11/01/43 (IF)	5/22 at 100.00	AA–	1,147,170
4,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	4,486,360
188,215	Total Water and Sewer			217,768,515
$2,372,315	Total Long-Term Investments (cost $2,176,186,075)			2,453,817,899

Nuveen Investments	61

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.8% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.8% of Total Investments)
	Health Care – 1.2% (0.8% of Total Investments)
$16,630	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$16,771,854
1,620	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	1,633,818
2,460	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	2,480,984
$20,710	Total Short-Term Investments (cost $20,710,000)			20,886,656
	Total Investments (cost $2,196,896,075) – 144.4%			2,474,704,555
	Floating Rate Obligations – (5.4)%			(92,995,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.8)% (8)			(699,600,000)
	Other Assets Less Liabilities – 1.8%			31,518,711
	Net Assets Applicable to Common Shares – 100%			$1,713,628,266

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.3%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

62	Nuveen Investments

NVX
Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 138.7% (99.5% of Total Investments)
	MUNICIPAL BONDS – 138.7% (99.5% of Total Investments)
	Consumer Staples – 7.6% (5.5% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	B+	$1,861,320
2,000	5.650%, 6/01/41	12/18 at 100.00	B+	1,800,880
290	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB+	289,997
2,385	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	5/15 at 100.00	Baa1	2,385,048
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,770	5.000%, 6/01/33	6/17 at 100.00	B	3,191,569
6,040	5.750%, 6/01/47	6/17 at 100.00	B	5,193,615
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	3,093,176
20,145	Total Consumer Staples			17,815,605
	Education and Civic Organizations – 2.9% (2.0% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,993,698
125	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	128,826
555	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	632,839
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa1	2,931,425
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	981,606
5,805	Total Education and Civic Organizations			6,668,394
	Health Care – 20.4% (14.7% of Total Investments)
395	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	451,284
435	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	501,955
855	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	973,674
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	1,013,963
1,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	1,617,735
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa1	4,435,023
5,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	5,530,819
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,579,040
2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	2,291,995

Nuveen Investments	63

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$5,245	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	CCC	$4,968,536
425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	449,476
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,119,963
2,705	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,787,394
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,822,584
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	481,426
1,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	1,684,035
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	5,146,944
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	6,057,531
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,766,960
45,050	Total Health Care			47,680,337
	Housing/Multifamily – 1.5% (1.1% of Total Investments)
1,295	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,447,590
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	449,348
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,066,533
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	BBB	88,280
220	5.250%, 8/15/49	8/24 at 100.00	BBB	241,397
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	208,368
3,150	Total Housing/Multifamily			3,501,516
	Housing/Single Family – 3.2% (2.3% of Total Investments)
5,775	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	A–	5,787,532
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	1,528,293
65	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	67,835
7,330	Total Housing/Single Family			7,383,660
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	10,954
	Tax Obligation/General – 31.3% (22.4% of Total Investments)
1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	1,495,273

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	$10,144,800
675	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/33	8/24 at 100.00	Aa3	789,966
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	Aa3	16,633,573
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	Aa3	2,433,980
1,000	5.250%, 11/01/40	11/20 at 100.00	Aa3	1,171,830
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	Aa3	5,753,313
2,300	5.000%, 9/01/41	9/21 at 100.00	Aa3	2,594,883
2,190	5.000%, 10/01/41	10/21 at 100.00	Aa3	2,473,999
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 2/01/43	No Opt. Call	Aa3	2,839,075
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa3	2,568,899
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,000	5.000%, 5/01/32	5/24 at 100.00	Aa3	2,339,740
2,815	5.000%, 10/01/44	10/24 at 100.00	Aa3	3,248,285
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	6,410,171
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,486,334
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	1,359,167
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,143,460
21,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	4,249,560
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,135,630
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,789,968
108,600	Total Tax Obligation/General			73,061,906
	Tax Obligation/Limited – 29.2% (20.9% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/16 at 100.00	N/R	664,397
385	5.800%, 9/01/35	9/16 at 100.00	N/R	393,378
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A1	8,273,300
3,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A1	4,047,969
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A1	4,286,264
4,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A1	5,190,587
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	444,096
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,740,889
960	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/15 at 100.00	A–	962,640

Nuveen Investments	65

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
$2,500	5.000%, 6/01/45	6/15 at 100.00	A1	$2,528,900
2,995	5.000%, 6/01/45 – AGM Insured	6/15 at 100.00	AA	3,029,622
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,841,228
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,916,766
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,648,020
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	912,848
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	210,268
470	5.125%, 9/01/36	9/16 at 100.00	N/R	481,294
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	432,123
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	808,704
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,514,228
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	944,100
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	605,297
475	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/15 at 101.00	N/R	486,319
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	213,822
200	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	230,382
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,200	5.250%, 9/01/30	9/23 at 100.00	N/R	1,369,524
1,080	5.750%, 9/01/39	9/23 at 100.00	N/R	1,249,204
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,439,004
6,275	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	838,591
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	631,840
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	125,438
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,108,690
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,473,652
3,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/36	4/24 at 100.00	AAA	3,508,230
990	San Diego, California, Special Tax Community Facilities District 4 Black Mountain Ranch Villages Bonds, Series 2008A, 6.000%, 9/01/37	9/15 at 103.00	N/R	1,032,431

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$210	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	$231,630
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	98,098
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
85	7.000%, 8/01/33	2/21 at 100.00	BBB+	103,666
105	7.000%, 8/01/41	2/21 at 100.00	BBB+	128,058
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	1,179,662
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	820,401
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,078,102
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,538,094
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	161,346
930	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/15 at 101.00	N/R	931,590
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	294,977
67,060	Total Tax Obligation/Limited			68,149,669
	Transportation – 10.3% (7.4% of Total Investments)
2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	2,290,760
2,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,697,878
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
4,940	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,794,521
4,935	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,840,819
4,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	4,627,720
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,545	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,751,675
1,000	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,121,390
20,660	Total Transportation			24,124,763
	U.S. Guaranteed – 8.3% (5.9% of Total Investments) (5)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	2,031,113
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.614%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	2,101,957
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32 (Pre-refunded 7/01/15)	7/15 at 100.00	A (5)	2,547,500
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.446%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	3,689,319
385	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (5)	394,317
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (5)	2,410,940

Nuveen Investments	67

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	B (5)	$2,602,020
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	362,441
750	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (5)	795,105
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	924,478
1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	AA– (5)	1,392,822
16,435	Total U.S. Guaranteed			19,252,012
	Utilities – 11.9% (8.6% of Total Investments)
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,750,145
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured	7/15 at 100.00	AA	508,760
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	15,822,940
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	796,525
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,512,030
1,500	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/38	7/24 at 100.00	AA–	1,744,155
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	4,738,440
24,645	Total Utilities			27,872,995
	Water and Sewer – 12.1% (8.7% of Total Investments)
2,500	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/28	4/23 at 100.00	AA–	2,982,150
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,677,854
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,479,422
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	569,601
7,890	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	9,132,438
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.896%, 7/01/35 (IF) (6)	7/19 at 100.00	AAA	1,831,037
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,624,015
24,560	Total Water and Sewer			28,296,517
$346,615	Total Long-Term Investments (cost $295,502,285)			323,818,328

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)
	MUNICIPAL BONDS – 0.7% (0.5% of Total Investments)
	Health Care – 0.7% (0.5% of Total Investments)
$1,320	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$1,331,260
125	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	126,066
200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	201,706
$1,645	Total Short-Term Investments (cost $1,645,000)			1,659,032
	Total Investments (cost $297,147,285) – 139.4%			325,477,360
	Floating Rate Obligations – (0.4)%			(965,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.0)% (8)			(98,000,000)
	Other Assets Less Liabilities – 3.0%			6,922,970
	Net Assets Applicable to Common Shares – 100%			$233,435,330

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	69

NZH
Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 141.3% (99.1% of Total Investments)
	MUNICIPAL BONDS – 141.3% (99.1% of Total Investments)
	Consumer Staples – 7.9% (5.5% of Total Investments)
$2,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B+	$2,251,100
475	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB+	474,995
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
16,685	5.000%, 6/01/33	6/17 at 100.00	B	14,125,020
6,625	5.750%, 6/01/47	6/17 at 100.00	B	5,696,639
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	5,294,739
32,550	Total Consumer Staples			27,842,493
	Education and Civic Organizations – 3.6% (2.5% of Total Investments)
135	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	136,368
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,627,014
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	206,122
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,028,530
850	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	969,212
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,121,112
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,501,279
3,100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	3,182,646
11,495	Total Education and Civic Organizations			12,772,283
	Health Care – 28.6% (20.1% of Total Investments)
5,640	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	6,366,827
610	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	696,919
670	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	773,126
1,320	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	1,503,216
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	1,637,069
1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	2,052,254
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,251,144

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0061, 19.110%, 5/15/39 (IF)	11/16 at 100.00	AA–	$4,906,819
3,850	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	3,857,546
1,625	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	1,748,484
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,493,932
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	1,118,450
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.698%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,157,153
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,688,074
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,538,428
4,500	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,873,950
2,330	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	CCC	2,207,186
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	682,146
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,373,534
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 19.199%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	7,357,504
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,462,000
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	735,366
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,109,890
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	8,202,942
5,790	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	6,062,767
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,181,184
8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	AA–	10,596,884
88,659	Total Health Care			101,634,794
	Housing/Multifamily – 1.5% (1.0% of Total Investments)
1,990	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,224,482
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,213,859
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
125	5.250%, 8/15/39	8/24 at 100.00	BBB	137,937
340	5.250%, 8/15/49	8/24 at 100.00	BBB	373,068

Nuveen Investments	71

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	$330,340
4,800	Total Housing/Multifamily			5,279,686
	Housing/Single Family – 4.0% (2.8% of Total Investments)
	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
10,180	9.406%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A–	10,235,176
3,805	9.785%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	3,880,415
115	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	120,015
14,100	Total Housing/Single Family			14,235,606
	Industrials – 1.5% (1.0% of Total Investments)
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	5,173,750
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	17,957
10,205	Total Industrials			5,191,707
	Long-Term Care – 0.4% (0.2% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	A3	1,237,590
	Tax Obligation/General – 16.2% (11.4% of Total Investments)
5,450	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/33	8/24 at 100.00	Aa3	6,378,244
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	Aa3	3,736,038
3,500	5.500%, 11/01/39	11/19 at 100.00	Aa3	4,131,820
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	Aa3	2,301,902
1,000	5.250%, 11/01/40	11/20 at 100.00	Aa3	1,171,830
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	Aa3	2,099,662
4,000	5.000%, 9/01/31	No Opt. Call	Aa3	4,603,920
4,315	5.000%, 10/01/41	10/21 at 100.00	Aa3	4,874,569
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	Aa3	3,818,797
	California State, General Obligation Bonds, Various Purpose Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	Aa3	1,464,574
1,710	5.000%, 2/01/31	No Opt. Call	Aa3	1,971,818
2,465	5.000%, 4/01/37	4/23 at 100.00	Aa3	2,811,209
1,000	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 5/01/44	5/24 at 100.00	Aa3	1,148,130
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA	15,044
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,266,104
4,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	4,957,023
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	AA+	2,422,415
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	4,459,558

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
$1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	$1,857,887
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,108,505
51,150	Total Tax Obligation/General			57,599,049
	Tax Obligation/Limited – 43.3% (30.4% of Total Investments)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,690	5.250%, 9/01/30	9/23 at 100.00	A1	6,748,681
7,135	5.250%, 9/01/32	9/23 at 100.00	A1	8,403,318
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
1,685	5.250%, 9/01/31	9/23 at 100.00	A1	1,991,501
1,450	5.250%, 9/01/33	9/23 at 100.00	A1	1,702,967
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	1,193,140
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A1	2,642,211
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	729,951
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	2,218,752
1,445	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/15 at 100.00	A–	1,448,974
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/15 at 100.00	N/R	3,557,365
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,000	5.000%, 6/01/45	6/15 at 100.00	A1	3,034,680
5,910	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	5,978,320
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,374,517
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	338,481
760	5.125%, 9/01/36	9/16 at 100.00	N/R	778,263
680	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	708,057
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	1,059,970
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,324,253
2,615	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	2,933,115
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	923,875
240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/15 at 101.00	N/R	245,719
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	329,897
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.100%, 4/01/30 – NPFG Insured	10/15 at 100.00	AA–	11,182,752

Nuveen Investments	73

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$295	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	$339,813
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,810	5.250%, 9/01/30	9/23 at 100.00	N/R	2,065,699
1,620	5.750%, 9/01/39	9/23 at 100.00	N/R	1,873,805
2,760	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/15 at 100.00	N/R	2,765,437
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,435,729
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	8/15 at 100.00	AA–	3,254,973
995	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,021,925
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,427,800
10,025	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,339,741
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	4,069,205
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	993,712
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	BBB+	4,002,480
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	194,429
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,121,789
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,885,417
	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A:
3,600	5.000%, 4/01/36	4/24 at 100.00	AAA	4,209,876
5,000	5.000%, 4/01/44	4/24 at 100.00	AAA	5,794,950
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	5/15 at 100.00	AA	14,559,684
330	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	363,990
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	153,279
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB+	152,450
160	7.000%, 8/01/41	2/21 at 100.00	BBB+	195,136
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,244,007
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,625,280
6,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	6,158,940
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	247,781

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	$8,787,955
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	5/15 at 100.00	AA–	1,500,075
1,415	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/15 at 101.00	N/R	1,421,495
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,463,391
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
7,500	6.250%, 11/01/39	11/19 at 100.00	AA	8,961,450
5,000	5.750%, 11/01/45	11/19 at 100.00	AA	5,857,950
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	454,756
159,175	Total Tax Obligation/Limited			153,793,158
	Transportation – 10.6% (7.5% of Total Investments)
3,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	4,243,633
3,425	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,125,104
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
7,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	8,867,729
7,555	6.000%, 1/15/53	1/24 at 100.00	BBB–	8,941,720
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,361,747
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,180,968
4,610	5.000%, 8/01/44	8/24 at 100.00	AA	5,333,447
2,350	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,664,360
32,230	Total Transportation			37,718,708
	U.S. Guaranteed – 3.4% (2.4% of Total Investments) (6)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	1,778,539
155	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	159,464
605	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	619,641
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (6)	3,556,136
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (6)	2,990,998
1,460	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	Aa1 (6)	1,496,427
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	1,507,180
10,535	Total U.S. Guaranteed			12,108,385

Nuveen Investments	75

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 6.8% (4.8% of Total Investments)
$3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	$4,455,119
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	16,393,696
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
2,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,019,120
1,285	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,295,614
21,605	Total Utilities			24,163,549
	Water and Sewer – 13.5% (9.5% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,404,900
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,568,230
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,479,700
8,840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	9,578,670
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,357,150
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	1,155,139
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	930,175
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	No Opt. Call	AA	2,698,383
9,470	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	10,961,241
	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,441,735
5,355	5.000%, 6/01/35	6/23 at 100.00	AA	6,188,399
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,186,380
42,280	Total Water and Sewer			47,950,102
$479,784	Total Long-Term Investments (cost $453,703,261)			501,527,110

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.3% (0.9% of Total Investments)
	MUNICIPAL BONDS – 1.3% (0.9% of Total Investments)
	Health Care – 1.3% (0.9% of Total Investments)
$3,610	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$3,640,793
350	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	352,986
530	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	534,521
$4,490	Total Short-Term Investments (cost $4,490,000)			4,528,300
	Total Investments (cost $458,193,261) – 142.6%			506,055,410
	Floating Rate Obligations – (0.2)%			(845,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.1)% (8)			(160,000,000)
	Other Assets Less Liabilities – 2.7%			9,751,137
	Net Assets Applicable to Common Shares – 100%			$354,961,547

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	77

Statement of
	Assets and Liabilities	February 28, 2015

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Assets
Long-term investments, at value (cost $236,880,433, $47,056,934 and $946,834,444, respectively)	$267,347,797		$56,255,089		$1,065,466,660
Short-term investments, at value (cost $1,110,000, $540,000 and $8,645,000, respectively)	1,119,468		544,606		8,718,742
Cash	1,030,428		277,572		—
Receivable for:
Interest	2,660,903		619,355		13,577,585
Investments sold	1,503,043		102,700		9,801,693
Deferred offering costs	—		—		2,813,416
Other assets	22,715		448		304,056
Total assets	273,684,354		57,799,770		1,100,682,152
Liabilities
Cash overdraft	—		—		1,327,505
Floating rate obligations	4,490,000		—		6,755,000
Payable for:
Common share dividends	924,088		202,036		3,282,958
Offering costs	—		—		64,213
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—		—		36,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		291,600,000
Accrued expenses:
Management fees	109,221		27,545		516,650
Directors/Trustees fees	24,446		554		20,553
Other	87,078		37,184		329,207
Total liabilities	5,634,833		267,319		339,896,086
Net assets applicable to common shares	$268,049,521		$57,532,451		$760,786,066
Common shares outstanding	25,424,725		3,287,900		47,708,456
Net asset value (“NAV”) per common share outstanding	$10.54		$17.50		$15.95
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$254,247		$32,879		$477,085
Paid-in surplus	239,523,393		46,967,862		640,926,686
Undistributed (Over-distribution of) net investment income	1,122,565		731,470		5,736,445
Accumulated net realized gain (loss)	(3,327,516)		597,479		(5,060,108)
Net unrealized appreciation (depreciation)	30,476,832		9,202,761		118,705,958
Net assets applicable to common shares	$268,049,521		$57,532,451		$760,786,066
Authorized shares:
Common	250,000,000		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited

N/A – Fund is not authorized to issue Preferred shares.
See accompanying notes to financial statements.
78	Nuveen Investments

	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Assets
Long-term investments, at value (cost $2,176,186,075, $295,502,285 and $453,703,261, respectively)	$2,453,817,899		$323,818,328		$501,527,110
Short-term investments, at value (cost $20,710,000, $1,645,000 and $4,490,000, respectively)	20,886,656		1,659,032		4,528,300
Cash	448,529		2,815,126		3,411,999
Receivable for:
Interest	33,052,061		4,416,854		7,078,493
Investments sold	3,716,200		550,750		843,550
Deferred offering costs	4,051,870		335,865		285,704
Other assets	752,440		114,240		182,380
Total assets	2,516,725,655		333,710,195		517,857,536
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	92,995,000		965,000		845,000
Payable for:
Common share dividends	8,168,553		1,018,228		1,585,694
Offering costs	287,852		—		50,405
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	699,600,000		98,000,000		160,000,000
Accrued expenses:
Management fees	1,134,598		158,129		248,355
Directors/Trustees fees	262,804		36,082		56,433
Other	648,582		97,426		110,102
Total liabilities	803,097,389		100,274,865		162,895,989
Net assets applicable to common shares	$1,713,628,266		$233,435,330		$354,961,547
Common shares outstanding	107,383,777		14,759,237		24,151,884
Net asset value (“NAV”) per common share outstanding	$15.96		$15.82		$14.70
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$1,073,838		$147,592		$241,519
Paid-in surplus	1,455,223,222		207,960,328		336,981,461
Undistributed (Over-distribution of) net investment income	13,917,924		1,271,425		1,496,207
Accumulated net realized gain (loss)	(34,395,198)		(4,274,090)		(31,619,789)
Net unrealized appreciation (depreciation)	277,808,480		28,330,075		47,862,149
Net assets applicable to common shares	$1,713,628,266		$233,435,330		$354,961,547
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of
	Operations	Year Ended February 28, 2015

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Investment Income	$13,240,389		$3,179,437		$50,792,129
Expenses
Management fees	1,368,546		354,896		6,377,948
Interest expense and amortization of offering costs	29,871		—		1,205,016
Liquidity fees	—		—		2,550,778
Remarketing fees	—		—		295,650
Custodian fees	48,385		16,432		165,982
Directors/Trustees fees	8,104		1,948		31,786
Professional fees	33,681		24,448		71,591
Shareholder reporting expenses	31,929		11,429		92,219
Shareholder servicing agent fees	22,964		203		31,743
Stock exchange listing fees	8,850		318		4,052
Investor relations expenses	31,760		7,013		112,532
Reorganization expenses	—		—		337,621
Shelf offering expenses	149,228		—		186,263
Other	18,970		9,319		130,367
Total expenses before expense reimbursement	1,752,288		426,006		11,593,548
Expense reimbursement	(74,614)		—		(93,132)
Net expenses	1,677,674		426,006		11,500,416
Net investment income (loss)	11,562,715		2,753,431		39,291,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	196,175		1,166,712		127,614
Change in net unrealized appreciation (depreciation) of investments	12,999,135		1,327,324		65,081,303
Net realized and unrealized gain (loss)	13,195,310		2,494,036		65,208,917
Net increase (decrease) in net assets applicable to common shares from operations	$24,758,025		$5,247,467		$104,500,630

See accompanying notes to financial statements.

80	Nuveen Investments

	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Investment Income	$98,237,121		$15,334,068		$25,730,707
Expenses
Management fees	11,530,850		2,026,731		3,174,792
Interest expense and amortization of offering costs	1,479,527		152,913		221,488
Liquidity fees	4,579,274		910,794		1,487,010
Remarketing fees	552,815		99,360		162,221
Custodian fees	292,996		58,633		84,609
Directors/Trustees fees	57,241		10,140		15,542
Professional fees	61,019		57,097		67,241
Shareholder reporting expenses	94,200		22,621		25,162
Shareholder servicing agent fees	50,851		1,271		2,122
Stock exchange listing fees	6,422		—		—
Investor relations expenses	201,563		35,429		53,691
Reorganization expenses	267,428		—		—
Shelf offering expenses	731,427		—		—
Other	153,317		49,577		57,050
Total expenses before expense reimbursement	20,058,930		3,424,566		5,350,928
Expense reimbursement	(281,043)		—		—
Net expenses	19,777,887		3,424,566		5,350,928
Net investment income (loss)	78,459,234		11,909,502		20,379,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,648,813		(208,468)		2,904,836
Change in net unrealized appreciation (depreciation) of investments	82,447,263		15,230,559		25,190,058
Net realized and unrealized gain (loss)	87,096,076		15,022,091		28,094,894
Net increase (decrease) in net assets applicable to common shares from operations	$165,555,310		$26,931,593		$48,474,673

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of
Changes in Net Assets

	California Value (NCA)		California Value 2 (NCB)		California AMT-Free Income (NKX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14	2/28/15	2/28/14
Operations
Net investment income (loss)	$11,562,715	$11,876,534	$2,753,431	$2,730,748	$39,291,713	$35,364,037
Net realized gain (loss) from:
Investments	196,175	(1,431,597)	1,166,712	(52,738)	127,614	(4,250,722)
Swaps	—	—	—	(59,500)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	12,999,135	(9,078,446)	1,327,324	(2,615,620)	65,081,303	(39,857,654)
Swaps	—	—	—	32,496	—	—
Net increase (decrease) in net assets applicable to common shares from operations	24,758,025	1,366,491	5,247,467	35,386	104,500,630	(8,744,339)
Distributions to Common Shareholders
From net investment income	(11,841,485)	(11,863,137)	(2,583,303)	(2,568,508)	(38,337,336)	(35,265,923)
From accumulated net realized gains	—	—	(367,916)	—	—	(539,785)
Decrease in net assets applicable to common shares from distributions to common shareholders	(11,841,485)	(11,863,137)	(2,951,219)	(2,568,508)	(38,337,336)	(35,805,708)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	87,770,468	—
Proceeds from shelf offering, net of offering costs	1,321,449	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	173,032	41,527	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,494,481	41,527	—	—	87,770,468	—
Net increase (decrease) in net assets applicable to common shares	14,411,021	(10,455,119)	2,296,248	(2,533,122)	153,933,762	(44,550,047)
Net assets applicable to common shares at the beginning of period	253,638,500	264,093,619	55,236,203	57,769,325	606,852,304	651,402,351
Net assets applicable to common shares at the end of period	$268,049,521	$253,638,500	$57,532,451	$55,236,203	$760,786,066	$606,852,304
Undistributed (Over-distribution of) net investment income at the end of period	$1,122,565	$1,401,341	$731,470	$565,740	$5,736,445	$5,064,929

See accompanying notes to financial statements.

82	Nuveen Investments

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14	2/28/15	2/28/14
Operations
Net investment income (loss)	$78,459,234	$19,726,181	$11,909,502	$11,822,336	$20,379,779	$17,956,430
Net realized gain (loss) from:
Investments	4,648,813	(519,724)	(208,468)	(2,252,230)	2,904,836	(8,622,695)
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	82,447,263	(27,032,828)	15,230,559	(18,376,532)	25,190,058	(19,112,933)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	165,555,310	(7,826,371)	26,931,593	(8,806,426)	48,474,673	(9,779,198)
Distributions to Common Shareholders
From net investment income	(69,293,415)	(20,926,579)	(12,619,148)	(13,327,592)	(19,461,588)	(19,435,021)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(69,293,415)	(20,926,579)	(12,619,148)	(13,327,592)	(19,461,588)	(19,435,021)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	1,271,903,837	—	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	119,833	—	20,251	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,271,903,837	119,833	—	20,251	—	—
Net increase (decrease) in net assets applicable to common shares	1,368,165,732	(28,633,117)	14,312,445	(22,113,767)	29,013,085	(29,214,219)
Net assets applicable to common shares at the beginning of period	345,462,534	374,095,651	219,122,885	241,236,652	325,948,462	355,162,681
Net assets applicable to common shares at the end of period	$1,713,628,266	$345,462,534	$233,435,330	$219,122,885	$354,961,547	$325,948,462
Undistributed (Over-distribution of) net investment income at the end of period	$13,917,924	$4,367,852	$1,271,425	$1,981,689	$1,496,207	$580,783

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of
	Cash Flows	Year Ended February 28, 2015

	California AMT-	California Dividend	California Dividend	California Dividend
	Free Income	Advantage	Advantage 2	Advantage 3
	(NKX )	(NAC )	(NVX )	(NZH )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$104,500,630	$165,555,310	$26,931,593	$48,474,673
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(127,607,362)	(218,318,411)	(65,095,687)	(91,137,093)
Proceeds from sales and maturities of investments	136,219,205	174,411,621	44,897,069	72,373,329
Proceeds from (Purchases of) short-term investments, net	(8,718,742)	(20,886,656)	18,340,968	10,471,700
Other investment transactions, net	71,057	146,282	14,034	32,334
Taxes paid on undistributed capital gains	(57)	—	—	(240)
Amortization (Accretion) of premiums and discounts, net	(1,960,701)	(1,847,880)	(282,506)	382,957
Amortization of deferred offering costs	190,567	286,106	2,965	10,015
(Increase) Decrease in:
Receivable for interest	(345,289)	(3,898,923)	(180,904)	192,953
Receivable for investments sold	1,115,720	21,710,535	1,159,250	1,862,004
Other assets	197,346	439,379	1,164	1,666
Increase (Decrease) in:
Accrued management fees	88,340	879,689	7,358	13,954
Accrued Directors/Trustees fees	(4,543)	197,034	(3,827)	(5,996)
Accrued reorganization expenses	(121,534)	(699,950)	—	—
Accrued other expenses	(530,328)	(2,214,212)	4,398	3,481
Net realized (gain) loss from investments	(127,614)	(4,648,813)	208,468	(2,904,836)
Change in net unrealized (appreciation) depreciation of investments	(65,081,303)	(82,447,263)	(15,230,559)	(25,190,058)
Net cash provided by (used in) operating activities	37,885,392	28,663,848	10,773,784	14,580,843
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(360,000)	—	—	—
Increase (Decrease) in:
Cash overdraft	(1,287,984)	—	—	—
Floating rate obligations	—	(7,550,000)	—	—
Payable for offering costs	(12,712)	287,852	—	(76,172)
Accrued shelf offering costs	48	(46,750)	—	—
iMTP Shares, at liquidation value	36,000,000	—	—	—
MTP Shares, at liquidation value	(35,250,000)	—	—	—
Cash distributions paid to common shareholders	(37,853,375)	(62,823,074)	(12,691,289)	(19,450,462)
Net cash provided by (used in) financing activities	(38,764,023)	(70,131,972)	(12,691,289)	(19,526,634)
Net Increase (Decrease) in Cash	(878,631)	(41,468,124)	(1,917,505)	(4,945,791)
Cash at the beginning of period	—	8,690,242	4,732,631	8,357,790
Cash acquired in connection with the Reorganizations	878,631	33,226,411	—	—
Cash at the end of period	$—	$448,529	$2,815,126	$3,411,999

	California AMT-		California Dividend		California Dividend		California Dividend
	Free Income		Advantage		Advantage 2		Advantage 3
Supplemental Disclosures of Cash Flow Information*	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cash paid for interest (excluding amortization of offering costs)	$900,620		$1,358,421		$151,894		$211,473

*
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to California AMT-Free Income’s (NKX) and California Dividend Advantage’s (NAC) Reorganizations.

See accompanying notes to financial statements.

84	Nuveen Investments

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Nuveen Investments	85

Financial
Highlights

Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering	Ending NAV	Ending Share Price
California Value (NCA)
Year Ended 2/28–2/29:
2015	$10.03	$0.46	$0.51	$0.97	$(0.47)	$—	$(0.47)	$0.01	$10.54	$10.64
2014	10.45	0.47	(0.42)	0.05	(0.47)	—	(0.47)	—	10.03	9.57
2013	10.08	0.47	0.37	0.84	(0.47)	—	(0.47)	—	10.45	10.45
2012	9.07	0.48	0.99	1.47	(0.46)	—	(0.46)	—	10.08	10.13
2011	9.53	0.47	(0.47)	—	(0.46)	—	(0.46)	—	9.07	8.36

California Value 2 (NCB)
Year Ended 2/28–2/29:
2015	16.80	0.84	0.76	1.60	(0.79)	(0.11)	(0.90)	—	17.50	16.68
2014	17.57	0.83	(0.82)	0.01	(0.78)	—	(0.78)	—	16.80	15.53
2013	16.66	0.83	0.89	1.72	(0.80)	(0.01)	(0.81)	—	17.57	16.86
2012	14.88	0.84	1.76	2.60	(0.80)	(0.02)	(0.82)	—	16.66	16.33
2011	15.71	0.84	(0.84)	—	(0.82)	(0.01)	(0.83)	—	14.88	13.65

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

86	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)		Portfolio Turnover Rate	(d)

9.91%	16.36%	$268,050	0.64	%(c)	4.41	%(c)	13%
0.62	(3.80)	253,639	0.62		4.73		20
8.48	7.99	264,094	0.64		4.55		16
16.58	27.44	254,563	0.65		4.98		8
(0.13)	(2.32)	228,948	0.65		4.92		14

9.68	13.41	57,532	0.75		4.84		7
0.22	(3.08)	55,236	0.76		5.00		12
10.54	8.39	57,769	0.74		4.81		7
17.97	26.50	54,772	0.77		5.41		4
(0.17)	(1.25)	48,936	0.72		5.35		5

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2015	0.01%
2014	0.01
2013	0.01
2012	0.01
2011	0.01

California Value 2 (NCB)
Year Ended 2/28–2/29:
2015	—%
2014	—
2013	—
2012	—
2011	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

		Net Investment
California Value (NCA)	Expenses	Income (Loss)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2015	$14.50	$0.85	$1.45	$—	$—		$2.30	$(0.85)	$—	$(0.85)	$15.95	$14.67
2014	15.57	0.84	(1.06)	—	—		(0.22)	(0.84)	(0.01)	(0.85)	14.50	13.25
2013	14.73	0.77	0.97	—	—		1.74	(0.88)	(0.02)	(0.90)	15.57	15.12
2012	12.82	0.83	1.91	—	—		2.74	(0.83)	—	(0.83)	14.73	15.06
2011	14.03	0.81	(1.22)	—	—		(0.41)	(0.80)	—	(0.80)	12.82	11.78

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2015	14.68	0.87	1.34	—	—		2.21	(0.93)	—	(0.93)	15.96	15.34
2014	15.90	0.84	(1.17)	—	—		(0.33)	(0.89)	—	(0.89)	14.68	14.07
2013	14.87	0.84	1.11	—	—		1.95	(0.92)	—	(0.92)	15.90	15.81
2012	12.68	0.94	2.17	(0.01)	—		3.10	(0.91)	—	(0.91)	14.87	15.14
2011	13.88	0.98	(1.27)	(0.02)	—		(0.31)	(0.89)	—	(0.89)	12.68	12.20

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, iMTP Shares, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of November 30, 2010 and July 31, 2009, the Adviser is no longer reimbursing California AMT-Free Income (NKX) and California Dividend Advantage (NAC) for any fees or expenses.

88	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)			Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate	(g)

16.16%	17.55%	$760,786	1.63%		5.51%	1.62	%(f)	5.53	%(f)	13%
(1.10)	(6.39)	606,852	1.64		5.93	N/A		N/A		32
12.08	6.53	651,402	1.64		5.48	N/A		N/A		20
21.95	36.10	86,731	1.90		6.03	N/A		N/A		7
(3.18)	(2.71)	75,493	2.06		5.74	1.97%		5.83%		8

15.39	16.21	1,713,628	1.53		5.95	1.50	(f)	5.97	(f)	9
(1.81)	(4.95)	345,463	1.86		5.79	N/A		N/A		25
13.39	10.80	374,096	1.60		5.44	N/A		N/A		12
25.30	32.82	349,203	1.50		6.84	N/A		N/A		13
(2.57)	3.54	297,629	1.18		7.18	N/A		N/A		20

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to iMTP Shares, MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Institutional MuniFund Term Preferred Shares, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2015	0.57%
2014	0.62
2013	0.59
2012	0.67
2011	0.92

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2015	0.50%
2014	0.61
2013	0.61
2012	0.46
2011	0.06

(f)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs.

(g)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2015	$14.85	$0.81	$1.02	$—		$—		$1.83	$(0.86)	$—	$(0.86)	$15.82	$14.59
2014	16.35	0.80	(1.40)	—		—		(0.60)	(0.90)	—	(0.90)	14.85	13.75
2013	15.49	0.85	0.96	—		—		1.81	(0.95)	—	(0.95)	16.35	16.30
2012	13.47	0.90	2.08	—	*	—		2.98	(0.96)	—	(0.96)	15.49	15.58
2011	14.49	1.03	(1.07)	(0.02)		—		(0.06)	(0.96)	—	(0.96)	13.47	12.83

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2015	13.50	0.84	1.17	—		—		2.01	(0.81)	—	(0.81)	14.70	13.63
2014	14.71	0.74	(1.15)	—		—		(0.41)	(0.80)	—	(0.80)	13.50	12.24
2013	13.91	0.75	0.90	—		—		1.65	(0.85)	—	(0.85)	14.71	14.25
2012	12.13	0.82	1.86	—	*	—		2.68	(0.90)	—	(0.90)	13.91	14.35
2011	13.18	0.88	(1.02)	(0.01)		—		(0.15)	(0.90)	—	(0.90)	12.13	11.67

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

90	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)			Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

12.57%	12.72%	$233,435	1.50%		5.23%	N/A		N/A	14%
(3.42)	(9.86)	219,123	2.24		5.43	N/A		N/A	39
11.94	11.03	241,237	2.19		5.29	N/A		N/A	23
22.90	30.01	228,474	2.30		6.29	2.30%		6.30%	12
(0.64)	1.37	198,675	1.36		7.10	1.28		7.19	13

15.18	18.47	354,962	1.56		5.93	N/A		N/A	15
(2.50)	(8.23)	325,948	2.42		5.57	N/A		N/A	41
12.15	5.41	355,163	2.53		5.22	N/A		N/A	20
22.89	31.93	335,830	2.56		6.28	2.52		6.33	18
(1.40)	(1.21)	292,563	2.07		6.61	1.94		6.74	16

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2015	0.51%
2014	1.18
2013	1.15
2012	1.25
2011	0.26

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2015	0.54%
2014	1.37
2013	1.47
2012	1.49
2011	0.94

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

	ARPS at the End of Period		iMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP and VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $5,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2015(a)	$—	$—	$36,000	$16,612	$291,600	$332,230	$3.32
2014	—	—	—	—	291,600	308,111	—
2013	—	—	—	—	291,600	323,389	—
2012	—	—	—	—	35,500	344,312	—
2011	—	—	—	—	35,500	312,655	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2015	—	—	—	—	699,600	344,944	—
2014	—	—	—	—	136,200	353,644	—
2013	—	—	—	—	136,200	374,666	—
2012	—	—	—	—	136,200	356,390	—
2011	135,525	79,903	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
California AMT-Free Income (NKX)
Series 2015 (NKX PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.

See accompanying notes to financial statements.

92	Nuveen Investments

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)		ARPS and/or MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2015	$—	$—	$98,000	$338,199	$—	$—	$—
2014	—	—	98,000	323,595	—	—	—
2013	—	—	—	—	97,846	34.65	—
2012	—	—	—	—	97,846	33.35	—
2011	39,950	77,310	—	—	55,000	30.92	3.09

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2015	—	—	160,000	321,851	—	—	—
2014	—	—	160,000	303,718	—	—	—
2013	—	—	—	—	159,545	32.26	—
2012	—	—	—	—	159,545	31.05	—
2011	69,500	71,960	—	—	86,250	28.78	2.88

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	2014		2013	2012		2011
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$—	$—		$10.05	$10.11		$—
Average Market Value per Share	—	10.03	△	10.07	10.09	Ω	—
Series 2015 (NVX PRC)
Ending Market Value per Share	—	—		10.05	10.01		9.82
Average Market Value per Share	—	10.02	△	10.04	9.89		9.72	^

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	—	—		10.05	10.17		—
Average Market Value per Share	—	10.04	△△	10.09	10.11	ΩΩ	—
Series 2014-1 (NZH PRB)
Ending Market Value per Share	—	—		10.05	10.15		—
Average Market Value per Share	—	10.03	△△	10.08	10.12	ΩΩΩ	—
Series 2015 (NZH PRC)
Ending Market Value per Share	—	—		10.14	10.18		10.06
Average Market Value per Share	—	10.07	△△	10.13	10.11		10.14

^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.
△	For the period March 1, 2013 through September 9, 2013.
△△	For the period March 1, 2013 through October 7, 2013.

See accompanying notes to financial statements.

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Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen California Municipal Value Fund, Inc. (NCA) (“California Value (NCA)”)
• Nuveen California Municipal Value Fund 2 (NCB) (“California Value 2 (NCB)”)
• Nuveen California AMT-Free Municipal Income Fund (NKX) (“California AMT-Free Income (NKX)”)
• Nuveen California Dividend Advantage Municipal Fund (NAC) (“California Dividend Advantage (NAC)”)
• Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (“California Dividend Advantage 2 (NVX)”)
• Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (“California Dividend Advantage 3 (NZH)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of California Value (NCA), California AMT-Free Income (NKX) and California Dividend Advantage (NAC) are traded on the NYSE (Common shares of California AMT-Free Income (NKX) were formerly traded on the NYSE MKT). Common shares of California Value 2 (NCB), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) are traded on the NYSE MKT. California Value (NCA) was incorporated under the state laws of Minnesota on July 15, 1987. California Value 2 (NCB), California AMT-Free Income (NKX), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002, December 1, 1998, June 1, 1999 and April 6, 2001, respectively.

The end of the reporting period for the Funds is February 28, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Fund Reorganizations
Effective prior to the opening of business on June 9, 2014, certain California Funds were reorganized into the two, larger-state Funds included in this report (each a “Reorganization and collectively, the “Reorganizations”) as follows:

Target Funds	Acquiring Fund
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	California Dividend Advantage (NAC)
(“California Performance Plus (NCP)”)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
(“California Opportunity (NCO)”)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
“California Investment Quality (NQC)”)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
(“California Select Quality (NVC)”)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
(“California Quality Income (NUC)”)

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Target Funds	Acquiring Fund
Nuveen California Premium Income Municipal Fund (NCU)	California AMT-Free Income (NKX)
(“California Premium Income (NCU)”)

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of each Reorganization, the Target Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Funds. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders were entitled). Holders of preferred shares of the Target Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations. Details of the Reorganizations are further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$—		$—		$—		$—		$—

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Institutional MuniFund Term Preferred Shares
During the current fiscal period, California AMT-Free Income (NKX) had issued and outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.

Nuveen Investments	95

Notes to Financial Statements (continued)

As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

			Shares
			Outstanding
			at $5,000
		Shares	Per Share
	Series	Outstanding	Liquidation Value
California AMT-Free Income (NKX)	2018	7,200	$36,000,000

The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance (“Non-Call Expiration Date”), at which point the Fund may begin to redeem at its option (“Optional Redemption Date”). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s iMTP Shares are as follows:

		Term	Optional	Non-Call
	Series	Redemption Date	Redemption Date	Expiration Date
California AMT-Free Income (NKX)	2018	July 1, 2018	January 1, 2016	December 31, 2015

The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:
	California
	AMT-Free
	Income
	(NKX	)*
Average liquidation value of iMTP Shares outstanding	$36,000,000
Annualized dividend rate	0.49%

* For the period December 19, 2014 (first issuance of shares) through February 28, 2015.

iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as “Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs of $360,000 were incurred in connection with the Fund’s offering of iMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Term Preferred Shares
During the current fiscal period, California AMT-Free Income (NKX) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. The Fund’s MTP Shares were issued in one Series and traded on the NYSE.

On December 29, 2014, California AMT-Free Income (NKX) redeemed all of its outstanding Series 2015 MTP Shares.

California AMT-Free Income (NKX) MTP Shares were redeemed at their $10 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of iMTP Shares (as described above in Institutional MuniFund Term Preferred Shares).

The average liquidation value of MTP Shares outstanding for the Fund during the current fiscal period was as follows:

	California
	AMT-Free
	Income
	(NKX	)*
Average liquidation value of MTP Shares outstanding	$35,250,000

*	MTP Shares issued in connection with its Reorganization for the period June 9, 2014 through December 29, 2014.

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For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which were amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with California AMT-Free Income’s (NKX) redemption of MTP Shares, the remaining deferred offering costs of $113,788, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

				Shares
				Outstanding
			Shares	at $100,000 Per Share
	Series		Outstanding	Liquidation Value	Maturity
California AMT-Free Income (NKX)
	2		355	$35,500,000	June 1, 2040
	3		427	42,700,000	March 1, 2040
	4		1,090	109,000,000	December 1, 2040
	5		1,044	104,400,000	June 1, 2041

California Dividend Advantage (NAC)
	1		1,362	$136,200,000	June 1, 2041
	2	*	910	91,000,000	December 1, 2040
	3	*	498	49,800,000	March 1, 2040
	4	*	1,056	105,600,000	December 1, 2042
	5	*	1,589	158,900,000	August 1, 2040
	6	*	1,581	158,100,000	August 1, 2040

California Dividend Advantage 2 (NVX)
	1		980	$98,000,000	August 3, 2043

California Dividend Advantage 3 (NZH)
	1		1,600	$160,000,000	September 1, 2043

*VRDP Shares issued in connection with the Reorganization.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

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Notes to Financial Statements (continued)

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)*	(NVX	)	(NZH	)
Average liquidation value of VRDP Shares outstanding	$291,600,000		$545,243,836		$98,000,000		$160,000,000
Annualized dividend rate	0.15%		0.14%		0.15%		0.13%

* Includes VRDP Shares issued in connection with its Reorganization.

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under the Funds’ Shelf Offering during the Funds’ current and prior fiscal period were as follow:

	California Value (NCA)		California AMT-Free Income (NKX)		California Dividend Advantage (NAC)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14	2/28/15	2/28/14
Authorized common shares	2,500,000	2,500,000	4,100,000	4,100,000	2,300,000	2,300,000
Common shares issued	124,572	—	—	—	—	—
Offering proceeds, net of offering costs	$1,321,449	$—	$—	$—	$—	$—

As of June 30, 2014, California Value’s (NCA), California AMT-Free Income’s (NKX) and California Dividend Advantage’s (NAC) shelf offering registration statements were no longer current. Therefore, each Fund may not issue additional common shares under its equity shelf program until a post-effective amendment to the registration statement is filed with the SEC. On October 3, 2014 a post-effective amendment to the registration statement for California Value (NCA) was filed with the SEC and therefore, the Fund may issue additional common shares under its equity shelf program.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Shelf offering expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

Since the Shelf Offerings became effective, California AMT-Free Income (NKX) and California Dividend Advantage (NAC) have not issued additional common shares. As a result, during the current fiscal period, the Adviser reimbursed the Funds for half of the costs incurred in connection with the Shelf Offerings, which is recognized as “Expense reimbursement” on the Statement of Operations. California Value (NCA) was also reimbursed by the adviser for half of the costs incurred in connection with the Shelf Offering but has subsequently began issuing additional common shares.

98	Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon,

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Notes to Financial Statements (continued)

maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California Value (NCA)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$267,347,797	$—		$267,347,797
Short-Term Investments:
Municipal Bonds	—	—	1,119,468	**	1,119,468
Total	$—	$267,347,797	$1,119,468		$268,467,265

California Value 2 (NCB)
Long-Term Investments*:
Municipal Bonds	$—	$56,255,089	$—		$56,255,089
Short-Term Investments:
Municipal Bonds	—	—	544,606	**	544,606
Total	$—	$56,255,089	$544,606		$56,799,695

California AMT-Free Income (NKX)
Long-Term Investments*:
Municipal Bonds	$—	$1,065,466,660	$—		$1,065,466,660
Short-Term Investments:
Municipal Bonds	—	—	8,718,742	**	8,718,742
Total	$—	$1,065,466,660	$8,718,742		$1,074,185,402

California Dividend Advantage (NAC)
Long-Term Investments*:
Municipal Bonds	$—	$2,453,817,899	$—		$2,453,817,899
Short-Term Investments:
Municipal Bonds	—	—	20,886,656	**	20,886,656
Total	$—	$2,453,817,899	$20,886,656		$2,474,704,555

California Dividend Advantage 2 (NVX)
Long-Term Investments*:
Municipal Bonds	$—	$323,818,328	$—		$323,818,328
Short-Term Investments:
Municipal Bonds	—	—	1,659,032	**	1,659,032
Total	$—	$323,818,328	$1,659,032		$325,477,360

California Dividend Advantage 3 (NZH)
Long-Term Investments*:
Municipal Bonds	$—	$501,527,110	$—		$501,527,110
Short-Term Investments:
Municipal Bonds	—	—	4,528,300	**	4,528,300
Total	$—	$501,527,110	$4,528,300		$506,055,410

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Funds’ Portfolio of Investments for breakdown of these securities classified as Level 3.

100	Nuveen Investments

The following is a reconciliation of the following Funds’ Level 3 investments held at the beginning and end of the measurement period:

	California		California		California
	AMT-Free		Dividend		Dividend
	Income		Advantage		Advantage 3
	(NKX	)	(NAC	)	(NZH	)
	Level 3		Level 3		Level 3
	Short-Term		Short-Term		Short-Term
	Municipal		Municipal		Municipal
	Bonds		Bonds		Bonds
Balance at the beginning of period	$—		$—		$—
Gain (losses):
Net realized gains (losses)	—		—		—
Change in net unrealized appreciation (depreciation)	73,742		176,656		38,300
Purchases at cost	8,645,000		20,710,000		4,490,000
Sales at proceeds	—		—		—
Net discounts (premiums)	—		—		—
Transfers in to	—		—		—
Transfers out of	—		—		—
Balance at the end of period	$8,718,742		$20,886,656		$4,528,300
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$73,742		$176,656		$38,300

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
California AMT-Free Income (NKX)
Short-Term Municipal Bonds	$8,718,742	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
California Dividend Advantage (NAC)
Short-Term Municipal Bonds	$20,886,656	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
California Dividend Advantage 3 (NZH)
Short-Term Municipal Bonds	$4,528,300	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	101

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Self-Deposited Inverse Floaters	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average floating rate obligations outstanding	$4,490,000		$—		$6,755,000		$99,303,904		$965,000		$845,000
Average annual interest rate and fees	0.67%		—%		0.55%		0.62%		0.62%		0.62%

As of the end of the reporting period, the total amount of floating rate obligations issued by each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Floating Rate Obligations Outstanding	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Floating rate obligations: self-deposited Inverse Floaters	$4,490,000		$—		$6,755,000		$92,995,000		$965,000		$845,000
Floating rate obligations: externally-deposited Inverse Floaters	—		5,990,000		65,148,500		157,140,500		9,075,000		53,741,500
Total	$4,490,000		$5,990,000		$71,903,500		$250,135,500		$10,040,000		$54,586,500

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the

102	Nuveen Investments

Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
Floating Rate Obligations –	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Externally-Deposited Recourse Trusts	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Maximum exposure to Recourse Trusts	$—		$—		$33,260,000		$55,200,000		$3,480,000		$37,765,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	California Value (NCA)		California Value 2 (NCB)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Common shares:
Sold through shelf offering*	124,572	—	—	—
Issued to shareholders due to reinvestment of distributions	16,402	3,970	—	—
	140,974	3,970	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold*	1.22%	—	—	—

Nuveen Investments	103

Notes to Financial Statements (continued)

	California AMT-Free		California Dividend
	Income (NKX)		Advantage (NAC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Common shares:
Issued in the Reorganization**	5,864,695	—	83,854,904	—
Sold through shelf offering*	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	7,517
	5,864,695	—	83,854,904	7,517
Weighted average common share:
Premium to NAV per shelf offering share sold*	—	—	—	—

	California Dividend		California Dividend
	Advantage 2 (NVX)		Advantage 3 (NZH)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Common shares:
Sold through shelf offering*	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	1,236	—	—
	—	1,236	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold*	—	—	—	—

*
California Value 2 (NCB), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) are not authorized to issue additional common shares through a shelf offering as of the end of the reporting period.

**	Refer to Note 8 — Fund Reorganizations for further details.

Preferred Shares
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
	Series	Shares	Amount
California AMT-Free Income (NKX)
iMTP Shares issued	2018	7,200	$36,000,000

Transactions in MTP Shares for the Funds, where applicable, were as follows:
	Year Ended February 28, 2015
		NYSE
	Series	Ticker	Shares	Amount
California AMT-Free Income (NKX)
MTP Shares issued in connection with the Reorganization	2015	NKX PRC	3,525,000	$35,250,000
MTP Shares redeemed	2015	NKX PRC	(3,525,000)	$(35,250,000)
	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
California Dividend Advantage 2 (NVX)
MTP Shares redeemed:	2014	NVX PRA	(4,284,630)	$(42,846,300)
	2015	NVX PRC	(5,500,000)	(55,000,000)
Total			(9,784,630)	$(97,846,300)

104	Nuveen Investments

	Year Ended February 28, 2014
		NYSE/
		NYSEMKT
	Series	Ticker	Shares	Amount
California Dividend Advantage 3 (NZH)
MTP Shares redeemed:	2014	NZH PRA	(2,700,000)	$(27,000,000)
	2014-1	NZH PRB	(8,625,000)	(86,250,000)
	2015	NZH PRC	(4,629,450)	(46,294,500)
Total			(15,954,450)	$(159,544,500)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2015
	Series	Shares	Amount
California Dividend Advantage (NAC)
VRDP Shares issued in connection with the Reorganizations:	2	910	$91,000,000
	3	498	49,800,000
	4	1,056	105,600,000
	5	1,589	158,900,000
	6	1,581	158,100,000
Total		5,634	$563,400,000

	Year Ended February 28, 2014
	Series	Shares	Amount
California Dividend Advantage 2 (NVX)
VRDP Shares issued	1	980	$98,000,000

California Dividend Advantage 3 (NZH)
VRDP Shares issued	1	1,600	$160,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Purchases	$34,745,528		$4,000,068		$127,607,362		$218,318,411		$65,095,687		$91,137,093
Sales and maturities	38,828,142		4,922,752		136,219,205		174,411,621		44,897,069		72,373,329

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise

Nuveen Investments	105

Notes to Financial Statements (continued)

that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cost of investments	$233,529,850		$47,015,407		$947,640,601		$2,100,630,434		$296,190,617		$456,574,553
Gross unrealized:
Appreciation	$31,080,252		$9,785,948		$120,331,950		$292,764,225		$32,578,393		$54,417,314
Depreciation	(631,710)		(1,660)		(540,211)		(11,688,396)		(4,256,650)		(5,781,457)
Net unrealized appreciation (depreciation) of investments	$30,448,542		$9,784,288		$119,791,739		$281,075,829		$28,321,743		$48,635,857

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and reorganization adjustments, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2015, the Funds’ tax year end, as follows:

			California	California	California	California
	California	California	AMT-Free	Dividend	Dividend	Dividend
	Value	Value 2	Income	Advantage	Advantage 2	Advantage 3
	(NCA)	(NCB)	(NKX)	(NAC)	(NVX)	(NZH)
Paid-in-surplus	$—	$—	$705,807	$16,580,696	$(1,019)	$(9,565)
Undistributed (Over-distribution of) net investment income	(6)	(4,398)	(282,861)	384,253	(618)	(2,767)
Accumulated net realized gain (loss)	6	4,398	(422,946)	(16,964,949)	1,637	12,332

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2015, the Funds’ tax year end, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Undistributed net tax-exempt income1	$1,794,956		$303,937		$7,958,255		$18,977,545		$1,493,856		$2,338,254
Undistributed net ordinary income2	28,992		59,719		21,426		144,243		13,715		18,834
Undistributed net long-term capital gains	—		597,480		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 2, 2015, paid on March 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2015 and February 28, 2014, was designated for purposes of the dividends paid deduction as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
2015	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income3	$11,836,940		$2,564,562		$38,666,107		$63,182,286		$12,838,870		$19,624,362
Distributions from net ordinary income2	—		18,741		28,625		—		—		43,473
Distributions from net long-term capital gains4	—		367,916		—		—		—		—

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
2014	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income	$11,832,802		$2,564,399		$35,727,060		$21,240,833		$14,651,657		$22,400,636
Distributions from net ordinary income2	30,180		4,109		117,778		33,376		45,313		16,906
Distributions from net long-term capital gains	—		—		539,170		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2015, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2015.

106	Nuveen Investments

As of February 28, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

			California	California	California		California
	California		AMT-Free	Dividend	Dividend		Dividend
	Value		Income	Advantage	Advantage 2		Advantage 3
	(NCA	)	(NKX5)	(NAC5)	(NVX	)	(NZH	)
Expiration:
February 29, 2016	—		—	855,623	—		3,869,938
February 28, 2017	1,426,925		632,234	15,801,342	—		4,536,999
February 28, 2018	251,409		530,894	731,149	705,843		10,646,251
February 28, 2019	—		—	—	—		1,340,157
Not subject to expiration	1,271,090		3,790,991	16,887,599	2,601,453		11,242,857
Total	$2,949,424		$4,954,119	$34,275,713	$3,307,296		$31,636,202

5	A portion of California AMT-Free Income’s (NKX) and California Dividend Advantage’s (NAC) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2015, the following Funds utilized capital loss carryforwards as follows:

					California		California
	California		California		Dividend		Dividend
	Value		Value 2		Advantage		Advantage 3
	(NCA	)	(NCB	)	(NAC	)	(NZH	)
Utilized capital loss carryforwards	135,985		205,714		4,106,809		591,751

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

California
	California		Dividend
	Value		Advantage 2
	(NCA	)	(NVX	)
Post-October capital losses6	$60,575		$161,458
Late-year ordinary losses7	—		—

6	Capital losses incurred from November 1, 2014 through February 28, 2015, the Funds’ tax year end.
7	Ordinary losses incurred from January 1, 2015 through February 28, 2015, and specified losses incurred from November 1, 2014 through February 28, 2015.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual Fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is calculated according to the following schedules:

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

Nuveen Investments	107

Notes to Financial Statements (continued)

California AMT-Free Income (NKX)
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of their respective Reorganization, were as follows:

	California
	Premium
	Income
	(NCU	)
Cost of investments	$107,915,691
Fair value of investments	119,411,307
Net unrealized appreciation (depreciation) of investments	11,495,616

108	Nuveen Investments

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Cost of investments	$256,939,914		$156,908,639		$281,684,420		$454,328,018		$439,398,515
Fair value of investments	277,147,560		175,421,545		306,932,829		503,803,106		492,770,466
Net unrealized appreciation (depreciation) of investments	20,207,646		18,512,906		25,248,409		49,475,088		53,371,951

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
The shares outstanding, net assets and NAV per common share immediately before and after the Reorganizations are as follows:

	California
	Premium
	Income
Target Fund – Prior to Reorganizations	(NCU	)
Common shares outstanding	5,732,845
Net assets applicable to common shares	$87,770,468
NAV per common share outstanding	15.31

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
Target Funds – Prior to Reorganizations	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Common shares outstanding	13,019,195		8,170,445		13,654,705		23,319,003		22,204,378
Net assets applicable to common shares	$200,670,257		$129,835,114		$213,670,486		$370,311,540		$357,416,440
NAV per common share outstanding	15.41		15.89		15.65		15.88		16.10

	California		California
	AMT-Free		Dividend
	Income		Advantage
Acquiring Funds – Prior to Reorganizations	(NKX	)	(NAC	)
Common shares outstanding	41,843,761		23,528,873
Net assets applicable to common shares	$626,229,196		$356,884,296
NAV per common share outstanding	14.97		15.17

	California		California
	AMT-Free		Dividend
	Income		Advantage
Acquiring Funds – Post Reorganizations	(NKX	)	(NAC	)
Common shares outstanding	47,708,456		107,383,777
Net assets applicable to common shares	$713,999,664		$1,628,788,133
NAV per common share outstanding	14.97		15.17

Preferred Shares
In connection with the California AMT-Free Income (NKX) and California Dividend Advantage (NAC) Reorganizations, holders of MTP and VRDP Shares of the Target Funds received on a one-for-one basis newly issued MTP and VRDP Shares of the Acquiring Funds, in exchange for MTP and VRDP Shares of the Target Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of the Target Fund’s outstanding MTP Shares were as follows:

				Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Dividend
Target Fund	Series	Ticker	Outstanding	Liquidation Value	Rate
California Premium Income (NCU)	2015	NCU PRC	3,525,000	$35,250,000	2.00%

Nuveen Investments	109

Notes to Financial Statements (continued)

Prior to the closing of the Reorganizations, details of each Target Fund’s outstanding VRDP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Target Funds	Series	Outstanding	Liquidation Value	Maturity
California Performance Plus (NCP)	1	910	$91,000,000	December 1, 2040
California Opportunity (NCO)	1	498	$49,800,000	March 1, 2040
California Investment Quality (NQC)	2	1,056	$105,600,000	December 1, 2042
California Select Quality (NVC)	1	1,589	$158,900,000	August 1, 2040
California Quality Income (NUC)	1	1,581	$158,100,000	August 1, 2040

Details of the Fund’s MTP Shares issued in connection with the Reorganizations were as follows:

				Shares Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Dividend
Acquiring Fund	Series	Ticker	Outstanding	Liquidation Value	Rate
California AMT-Free Income (NKX)	2015	NKX PRC	3,525,000	$35,250,000	2.00%

Details of the Fund’s VRDP Shares issued in connection with the Reorganizations were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Acquiring Fund	Series	Outstanding	Liquidation Value	Maturity
California Dividend Advantage (NAC)
	2	910	$91,000,000	December 1, 2040
	3	498	$49,800,000	March 1, 2040
	4	1,056	$105,600,000	December 1, 2042
	5	1,589	$158,900,000	August 1, 2040
	6	1,581	$158,100,000	August 1, 2040

Pro Forma Results of Operations
The beginning of the Target Funds’ current fiscal period was March 1, 2014. Assuming the Reorganizations had been completed on March 1, 2014, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

	California		California
	AMT-Free		Dividend
	Income		Advantage
Acquiring Fund – Pro Forma Results of Operations	(NKX	)	(NAC	)
Net investment income (loss)	$40,444,671		$98,969,164
Net realized and unrealized gains (losses)	68,208,604		140,373,330
Change in net assets resulting from operations	108,653,275		239,342,494

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

Cost and Expenses
In connection with the Reorganizations, the Acquiring Funds incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

110	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares repurchased	—	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	111

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

112	Nuveen Investments

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	113

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

114	Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
195

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
195

Nuveen Investments	115

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					195

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member and former governance consultant; former Owner , and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					195

116	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007- 2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					196

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director- Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

Nuveen Investments	117

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; Chartered Accountant Designation.
					196

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc. and Nuveen Securities, LLC.	196

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					196

118	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	119

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0215D 7182-INV-Y-04/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Dividend Advantage Municipal Fund 2

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2015	$25,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2014	$24,750	$1,500	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2015	$ 0	$ 0	$ 0	$ 0
February 28, 2014	$ 673	$ 0	$ 0	$ 673

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	15	$8.76 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$2.03 million
*	Assets are as of February 28, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2015 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California Dividend Advantage Municipal Fund 2	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 16 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 6, 2015